          As filed with the Securities and Exchange Commission on April 28, 1999
                                                      Registration Nos. 33-71686
                                                                        811-8154

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                          ----------------------------------
                                       FORM N-4

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            POST-EFFECTIVE AMENDMENT NO. 8


                                        AND/OR

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                   AMENDMENT NO. 18



                                  SEPARATE ACCOUNT A
                                          OF
                         FIRST FORTIS LIFE INSURANCE COMPANY
                              (Exact Name of Registrant)

                         -----------------------------------


                         FIRST FORTIS LIFE INSURANCE COMPANY
                                 (Name of Depositor)
                              220 Salina Meadows Parkway
                               Syracuse, New York 13212
                 (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number, including Area Code:
                                     315-451-0066

                  --------------------------------------------------

                               DAVID A. PETERSON, ESQ.
                                 500 Bielenberg Drive
                              Woodbury, Minnesota 55125
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                         ------------------------------------

It is proposed that this filing will be come effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b) of Rule 485.
     ---

      X   on   May 1, 1999 pursuant to paragraph (b) of Rule 485.
     ---       -----------

          60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     ---

          On                    pursuant to paragraph (a)(1) of Rule 485.
      ---    ------------------

     If appropriate, check the following box:


          This post effective amendment designates a new effective date for --- a previously filed post effective amendment.

                        -------------------------------------

                                VARIABLE ACCOUNT A OF
                         FIRST FORTIS LIFE INSURANCE COMPANY

                        Cross Reference Sheet Showing Location
                           of Information in Prospectus or
                          Statement of Additional Information
                     --------------------------------------

               Form N-4                             Prospectus Caption
               --------                             ------------------

1.  Cover Page                           Cover Page

2.  Definitions                          Special Terms Used in This Prospectus

3.  Synopsis of Highlights               Summary of Contract Features

4.  Condensed Financial                  Further Information About First Fortis
    Information

5.  General Description of Registrant,   Cover Page; Summary of Contract
    Depositor and Portfolio Companies    Features; First Fortis Life Insurance
                                         Company; The Variable Account; Series
                                         Fund; The Fixed Account; Further
                                         Information About Fortis

6.  Deductions                           Summary of Contract Features;
                                         Charges and Deductions

7.  General Description of Variable      Accumulation Period; General Provisions
    Annuity Contracts

8.  Annuity Period                       The Annuity Period

9.  Death Benefit                        Summary of Contract Features;
                                         Accumulation Period

10. Purchase and Contract Value          Accumulation Period

11. Redemptions                          Summary of Contract Features;
                                         Total and Partial Surrenders

12. Taxes                                Summary of Contract Features;
                                         Federal Tax Matters

13. Legal Proceedings                    None

14. Table of Contents of the             Contents of the Statement of
    Statement of Additional Information  Additional Information


15. Cover Page                           Cover Page

16. Table of Contents                    Table of Contents

Form N-4 (cont'd.)                       Statement of Additional Information
------------------                       -----------------------------------

17. General Information and              Ownership of Securities
    History                              (in Prospectus)

18. Services                             Services

19. Purchase of Securities Being         Reduction in Charges
    Offered

20. Underwriters                         Services

21. Calculation of Performance Data      Appendix A to Statement of
                                         Additional Information

22. Annuity Payments                     Calculation of Annuity Payments

23. Financial Statements                 Variable Account Financial Statements

FIRST FORTIS LIFE INSURANCE COMPANY

MAILING ADDRESS:      STREET ADDRESS:                 PHONE: 1-800-745-8248
P.O. BOX 3249         220 SALINA MEADOWS PARKWAY
SYRACUSE              SUITE 255
NEW YORK 13220        SYRACUSE
                      NEW YORK 13212

This prospectus describes flexible premium deferred combination variable and fixed annuity contracts issued by First Fortis Life Insurance Company ("First Fortis").

These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a separate account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate which is guaranteed for the entire guarantee period.

Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund:

Money Market Series                  S&P 500 Index Series
U.S. Government Securities Series    Blue Chip Stock Series
Diversified Income Series            Global Growth Series
Global Bond Series                   Growth Stock Series
High Yield Series                    International Stock Series
Asset Allocation Series              Aggressive Growth Series
Global Asset Allocation Series       Small Cap Value Series
Value Series                         Mid Cap Stock Series
Growth & Income Series               Large Cap Growth Series

                       The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each of the portfolios.

                       This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.

                       A Statement of Additional Information, dated May 1, 1999, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge, from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 23 of this prospectus.

                        THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
FIRST FORTIS
MASTERS
VARIABLE
ANNUITY

Flexible
Premium Deferred

Combination Variable and
Fixed Annuity Contracts

PROSPECTUS DATED
May 1, 1999

      [LOGO]

97104 (Ed. 5/99)

TABLE OF CONTENTS

                                                                        PAGE
Special Terms Used in this Prospectus.................................     3
Information Concerning Fees and Charges...............................     4
Summary of Contract Features..........................................     6
First Fortis Life Insurance Company...................................     8
The Variable Account..................................................     8
Series Fund...........................................................     8
The Fixed Account.....................................................     9
    - Guaranteed Interest Rates/Guarantee Periods.....................     9
    - Market Value Adjustment.........................................     9
    - Investments by First Fortis.....................................    10
Accumulation Period...................................................    10
    - Issuance of a Contract and Purchase Payments....................    10
    - Contract Value..................................................    11
    - Allocation of Purchase Payments and Contract Value..............    12
    - Total and Partial Surrenders....................................    12
    - Telephone Transactions..........................................    13
    - Benefit Payable on Death of Annuitant or Contract Owner.........    13
The Annuity Period....................................................    13
    - Annuity Commencement Date.......................................    13
    - Commencement of Annuity Payments................................    13
    - Relationship Between Subaccount Investment Performance and
       Amount of Variable Annuity Payments............................    14
    - Annuity Options.................................................    14
    - Death of Annuitant or Other Payee...............................    14
Charges and Deductions................................................    15
    - Premium Taxes...................................................    15
    - Charges Against the Variable Account............................    15
    - Tax Charge......................................................    15
    - Surrender Charge................................................    15
    - Miscellaneous...................................................    16
    - Reduction of Charges............................................    16
General Provisions....................................................    16
    - The Contracts...................................................    16
    - Postponement of Payment.........................................    16
    - Misstatement of Age or Sex and Other Errors.....................    16
    - Assignment......................................................    16
    - Beneficiary.....................................................    16
    - Reports.........................................................    16
Rights Reserved by First Fortis.......................................    17
Distribution..........................................................    17
Federal Tax Matters...................................................    17
Further Information About First Fortis................................    20
    - General.........................................................    20
    - Ownership of Securities.........................................    20
    - Selected Financial Data.........................................    20
    - Management's Discussion and Analysis of Financial Condition and
       Results of Operations..........................................    20
Voting Privileges.....................................................    22
Legal Matters.........................................................    23
Other Information.....................................................    23
Contents of Statement of Additional Information.......................    23
First Fortis Financial Statements.....................................   F-1
Appendix A--Sample Market Value Adjustment Calculations...............   A-1
Appendix B--Sample Death Benefit Calculations.........................   B-1
Appendix C--Explanation of Expense Calculations.......................   C-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation     The time period under a contract between the contract issue date and the annuity commencement
Period           date.
Accumulation     A unit of measure used to calculate a contract owner's interest in the Variable Account during
Unit             the Accumulation Period.
Annuitant        A person during whose life annuity payments are to be made by First Fortis under the contract.
Annuity Period   The time period following the Accumulation Period, during which annuity payments are made by
                 First Fortis.
Annuity Unit     A unit of measurement used to calculate variable annuity payments.
Fixed Annuity    An annuity option under which First Fortis promises to pay the Annuitant or any other payee
Option           that you designate one or more fixed payments.
Market Value     Positive or negative adjustment in fixed account value that we make if such value is paid out
Adjustment       more than fifteen days before or after the end of a guarantee period in which it was being held.
Non-Qualified    Contracts that do not qualify for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Qualified        Contracts that are qualified for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Series Fund      Fortis Series Fund, Inc., a diversified, open-end management investment company in which the
                 Variable Account invests.
Seven Year       The seventh anniversary of a contract issue date, and each subsequent seventh anniversary of
Anniversary      that date.
Valuation Date   All business days except, with respect to any subaccount, days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New
                 York Stock Exchange is open.
Valuation        The period that starts at the close of regular trading on the New York Stock Exchange on a
Period           Valuation Date and ends at the close of regular trading on the exchange on the next succeeding
                 Valuation Date.
Variable         The segregated asset account referred to as Variable Account A of First Fortis Life Insurance
Account          Company established to receive and invest purchase payments under contracts.
Variable         An annuity option under which First Fortis promises to pay the Annuitant or any other payee
Annuity Option   chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

       Front-End Sales Charge Imposed on Purchases......................................................          0%
       Maximum Surrender Charge for Sales Expenses......................................................          7%(1)

  NUMBER OF YEARS       SURRENDER CHARGE AS A
   SINCE PURCHASE       PERCENTAGE OF PURCHASE
PAYMENT WAS CREDITED           PAYMENT
--------------------  --------------------------
    Less than 1                       7%
At least 1 but less
       than 2                         6%
At least 2 but less
       than 3                         5%
At least 3 but less
       than 4                         4%
At least 4 but less
       than 5                         3%
At least 5 but less
       than 6                         2%
At least 6 but less
       than 7                         1%
     7 or more                        0%

       Other Surrender Fees............................................................................          0%
       Exchange Fee....................................................................................          0%
ANNUAL CONTRACT ADMINISTRATION CHARGE..................................................................  $       0

VARIABLE ACCOUNT ANNUAL EXPENSES
 (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge..............................................................       1.25%
       Variable Account Administrative Charge.........................................................        .10%
                                                                                                              ---
         Total Variable Account Annual Expenses.......................................................       1.35%

------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. It is computed pursuant to a formula that is described in more detail under "Market Value Adjustment."

SERIES FUND ANNUAL EXPENSES

                                                                       U.S. GOVERNMENT
                                                        MONEY MARKET     SECURITIES      DIVERSIFIED   GLOBAL BOND  HIGH YIELD
                                                           SERIES          SERIES       INCOME SERIES    SERIES       SERIES
                                                        -------------  ---------------  -------------  -----------  -----------
Investment Advisory and Management Fee................        0.30%           0.47%           0.47%         0.75%        0.50%
Other Expenses........................................        0.05%           0.04%           0.05%         0.13%        0.06%
Total Series Fund Operating Expenses..................        0.35%           0.51%           0.52%         0.88%        0.56%

                                                         GLOBAL ASSET
                                                          ALLOCATION
                                                            SERIES
                                                        ---------------
Investment Advisory and Management Fee................         0.90%
Other Expenses........................................         0.11%
Total Series Fund Operating Expenses..................         1.01%

                                                             ASSET                                   S&P 500
                                                          ALLOCATION       VALUE      GROWTH &        INDEX       BLUE CHIP
                                                            SERIES        SERIES    INCOME SERIES    SERIES     STOCK SERIES
                                                        ---------------  ---------  -------------  -----------  -------------
Investment Advisory and Management Fee................         0.47%         0.70%        0.64%         0.40%         0.89%
Other Expenses........................................         0.04%         0.06%        0.03%         0.06%         0.05%
Total Series Fund Operating Expenses..................         0.51%         0.76%        0.67%         0.46%         0.94%


                                                        INTERNATIONAL
                                                        STOCK SERIES
                                                        -------------
Investment Advisory and Management Fee................        0.85%
Other Expenses........................................        0.09%
Total Series Fund Operating Expenses..................        0.94%

                                                                        SMALL CAP
                                                        MID CAP STOCK     VALUE     GLOBAL GROWTH    LARGE CAP    GROWTH STOCK
                                                           SERIES        SERIES        SERIES      GROWTH SERIES     SERIES
                                                        -------------  -----------  -------------  -------------  -------------
Investment Advisory and Management Fee................        0.90%         0.90%         0.70%          0.90%          0.61%
Other Expenses........................................        0.35%         0.34%         0.05%          0.35%          0.04%
Total Series Fund Operating Expenses..................        1.25%         1.24%         0.75%          1.25%          0.65%


                                                         AGGRESSIVE
                                                        GROWTH SERIES
                                                        -------------
Investment Advisory and Management Fee................        0.68%
Other Expenses........................................        0.04%
Total Series Fund Operating Expenses..................        0.72%

------------------------
(a)  As a percentage of Series average net assets based on 1998 historical data.

EXAMPLES*

If you SURRENDER your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                                              1 YEAR       3 YEARS      5 YEARS
---------------------------------------------------------------------------------------  -----------  -----------  -----------
Money Market Series....................................................................          80           98          118
U.S. Government Securities Series......................................................          82          103          126
Diversified Income Series..............................................................          82          103          127
Global Bond Series.....................................................................          85          114          145
High Yield Series......................................................................          82          104          129
Global Asset Allocation Series.........................................................          87          118          151
Asset Allocation Series................................................................          82          103          126
Value Series...........................................................................          84          110          139
Growth & Income Series.................................................................          83          107          134
S&P 500 Index Series...................................................................          81          101          123
Blue Chip Stock Series.................................................................          86          116          148
International Stock Series.............................................................          86          116          148
Mid Cap Stock Series...................................................................          89          125          163
Small Cap Value Series.................................................................          89          125          163
Global Growth Series...................................................................          84          110          138
Large Cap Growth Series................................................................          89          125          163
Growth Stock Series....................................................................          83          107          133
Aggressive Growth Series...............................................................          84          109          137

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                                             10 YEARS
---------------------------------------------------------------------------------------  -----------
Money Market Series....................................................................         198
U.S. Government Securities Series......................................................         215
Diversified Income Series..............................................................         216
Global Bond Series.....................................................................         253
High Yield Series......................................................................         220
Global Asset Allocation Series.........................................................         266
Asset Allocation Series................................................................         215
Value Series...........................................................................         241
Growth & Income Series.................................................................         231
S&P 500 Index Series...................................................................         209
Blue Chip Stock Series.................................................................         259
International Stock Series.............................................................         259
Mid Cap Stock Series...................................................................         290
Small Cap Value Series.................................................................         289
Global Growth Series...................................................................         240
Large Cap Growth Series................................................................         290
Growth Stock Series....................................................................         229
Aggressive Growth Series...............................................................         237

If you COMMENCE AN ANNUITY PAYMENT OPTION, or do NOT surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                                              1 YEAR       3 YEARS      5 YEARS
---------------------------------------------------------------------------------------  -----------  -----------  -----------
Money Market Series....................................................................          17           53           91
U.S. Government Securities Series......................................................          19           58           99
Diversified Income Series..............................................................          19           58          100
Global Bond Series.....................................................................          22           69          118
High Yield Series......................................................................          19           59          102
Global Asset Allocation Series.........................................................          24           73          124
Asset Allocation Series................................................................          19           58           99
Value Series...........................................................................          21           65          112
Growth & Income Series.................................................................          20           62          107
S&P 500 Index Series...................................................................          18           56           96
Blue Chip Stock Series.................................................................          23           71          121
International Stock Series.............................................................          23           71          121
Mid Cap Stock Series...................................................................          26           80          136
Small Cap Value Series.................................................................          26           80          136
Global Growth Series...................................................................          21           65          111
Large Cap Growth Series................................................................          26           80          136
Growth Stock Series....................................................................          20           62          106
Aggressive Growth Series...............................................................          21           64          110

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                                             10 YEARS
---------------------------------------------------------------------------------------  -----------
Money Market Series....................................................................         198
U.S. Government Securities Series......................................................         215
Diversified Income Series..............................................................         216
Global Bond Series.....................................................................         253
High Yield Series......................................................................         220
Global Asset Allocation Series.........................................................         266
Asset Allocation Series................................................................         215
Value Series...........................................................................         241
Growth & Income Series.................................................................         231
S&P 500 Index Series...................................................................         209
Blue Chip Stock Series.................................................................         259
International Stock Series.............................................................         259
Mid Cap Stock Series...................................................................         290
Small Cap Value Series.................................................................         289
Global Growth Series...................................................................         240
Large Cap Growth Series................................................................         290
Growth Stock Series....................................................................         229
Aggressive Growth Series...............................................................         237

------------------------
*    Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            ------------------------

The foregoing tables and examples are included to assist you in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and Series Fund. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean First Fortis Life Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio of Series Fund. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for Series Fund, which accompanies this prospectus, and Series Fund Statement of Additional Information which is available upon request from First Fortis at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the contract owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the contract owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The contract owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or contract owner dies prior to the annuity commencement date, a death benefit is payable. See "Benefit Payable on Death of Annuitant or Contract Owner."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of contracts may be an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that a contract owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or First Fortis' home office: P.O. Box 3249, Syracuse, NY 13220; 1-800-745-8248. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the contract owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1998. Accumulation Units have been rounded to the nearest whole unit.

                  MONEY     U.S. GOV'T   DIVERSIFIED   GLOBAL      HIGH     GLOBAL ASSET      ASSET                 GROWTH &
                 MARKET     SECURITIES     INCOME       BOND       YIELD     ALLOCATION    ALLOCATION     VALUE      INCOME
               -----------  -----------  -----------  ---------  ---------  -------------  -----------  ---------  -----------
DECEMBER 31,
 1998
Accumulation
 Units in
 Force.......     318,605       71,200      597,806      14,947    132,636       91,185       867,243     160,886     326,229
Accumulation
 Unit
 Value.......   $   1.532    $  18.421    $   2.059   $  13.254  $  12.823    $  16.513     $   3.326   $  14.768   $  21.767
DECEMBER 31,
 1997
Accumulation
 Units in
 Force.......     170,961       12,970      148,631       5,883     47,286       25,317       542,582      55,753     137,613
Accumulation
 Unit
 Value.......   $   1.474    $  17.149    $   1.963   $  11.837  $  12.917    $  14.433     $   2.809   $  13.651   $  19.487
DECEMBER 31,
 1996
Accumulation
 Units in
 Force.......      31,800          427       20,649       1,347      9,846        7,591        63,004      15,690      14,412
Accumulation
 Unit
 Value.......   $   1.418    $  15.935    $   1.801   $  11.961  $  11.928    $  12.884     $   2.368   $  11.048   $  15.468
MAY 1, 1996*
Accumulation
 Unit
 Value.......   $  10.000    $  10.000    $  10.000   $  10.000  $  10.000    $  10.000     $  10.000   $  10.000   $  10.000

                                     INTERNATIONAL    GLOBAL       GROWTH     AGGRESSIVE     MID CAP     LARGE CAP    SMALL CAP

                S&P 500   BLUE CHIP      STOCK        GROWTH        STOCK       GROWTH        STOCK       GROWTH        VALUE

               ---------  ---------  -------------  -----------  -----------  -----------  -----------  -----------  -----------

DECEMBER 31,
 1998
Accumulation
 Units in
 Force.......    385,486    270,261      125,894        75,340      475,115      105,783       13,231       90,599       23,823

Accumulation
 Unit
 Value.......  $  18.689  $  18.238    $  16.113     $  21.433    $   3.870    $  15.829    $   9.625    $  11.755    $   9.367

DECEMBER 31,
 1997
Accumulation
 Units in
 Force.......     96,726     74,226       36,305        47,369      240,842       47,583           --           --           --

Accumulation
 Unit
 Value.......  $  14.786  $  14.429    $  14.021     $  19.507    $   3.296    $  13.241           --           --           --

DECEMBER 31,
 1996
Accumulation
 Units in
 Force.......      5,144      9,457       10,999         6,899       70,686       14,449           --           --           --

Accumulation
 Unit
 Value.......  $  11.326  $  11.520    $  12.690     $  18.510    $   2.971    $  13.232           --           --           --

MAY 1, 1996*
Accumulation
 Unit
 Value.......  $  10.000  $  10.000    $  10.000     $  10.000    $  10.000    $  10.000           --           --           --


----------------------------------
* Accumulation Unit value at date of initial registration effectiveness.

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning First Fortis is included in this prospectus under "Further Information About First Fortis" and "First Fortis Financial Statements."

FIRST FORTIS LIFE INSURANCE COMPANY

First Fortis Life Insurance Company is the issuer of the contracts. At the end of 1997, First Fortis had approximately $7 billion of total life insurance in force. First Fortis is a New York corporation founded in 1971. It is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

First Fortis is affiliated with the Fortis Financial Group. This group is a joint effort by Fortis Benefits Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $390 billion in assets at the end of 1998.

All of the guarantees and commitments under the contracts are general obligations of First Fortis, regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of First Fortis. First Fortis established Variable Account A under New York insurance law as of October 1, 1993. The Variable Account is an integral part of First Fortis. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by First Fortis will not be chargeable with liabilities arising out of any other business of First Fortis.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Series Fund, each of which represents a separate investment portfolio within Series Fund. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

SERIES FUND

Series Fund is a "series" type of mutual fund. Series Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Series Fund has served as the investment medium for the Variable Account since the Variable Account began operations. Since 1987, Series Fund has also been the investment medium for other variable accounts of an affiliated company.

First Fortis purchases and redeems Series Fund shares for the Variable Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Series Fund available for investment by the Variable Account. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Series Fund available for investment by the Variable Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, the charges, the risks associated with investing in them, and other aspects of their operations is contained in the prospectus for Series Fund accompanying this prospectus and in the Statement of Additional Information for Series Fund. Additional copies of these documents may be obtained from your sales representative or from our home office. The complete risk disclosure in the prospectus for the Diversified Income Series and Asset Allocation Series should be read before selection of them for investment.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of TEN years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a WRITTEN REQUEST. We must receive your written request AT LEAST three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you AT LEAST 45 days and NOT MORE than 60 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for FUTURE guarantee periods. These changes will NOT affect the guaranteed interest rates we are paying on CURRENT guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested , or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be INFLUENCED by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily CORRESPOND to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by First Fortis". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FIRST FORTIS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 4%.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

    - surrendered,

    - transferred, or

    - otherwise paid out

BEFORE the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

    - as an amount applied to an annuity option, and

    - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

    - If the first rate exceeds the second rate by more than 1/4%, the Market Value Adjustment produces an INCREASE in the fixed account value withdrawn or transferred.

    - If the first rate does not exceed the second rate by at least 1/4%, the Market Value Adjustment produces a DECREASE in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (after deduction of any applicable surrender charge) by the following factor:

            1 + I            n / 12
        ( ----------)               - 1
        1 + J + .0025

where,

    - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

    - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

    - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

However, if we stop offering a guaranteed interest rate for a guarantee period, we determine I and J with a different method. In these cases, we determine I and J by using the "bond equivalent yield" on applicable U.S. Treasury Bills or U.S. Treasury Notes. We determine this yield on either the 1st or the 15th of the applicable month. Therefore, if we stop offering a guaranteed interest rate for a guarantee period, I and J will be as follows:

    - I is the bond equivalent yield that was available on applicable U.S. Treasury Bills or U.S. Treasury Notes at the beginning of the existing guarantee period. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to that of the existing guarantee period.

    - J is the bond equivalent yield on applicable U.S. Treasury Bills or U.S. Treasury Notes that is available at the time we calculate the Market Value Adjustment. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to the length of time remaining in the existing guarantee period.

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under THREE exceptions. We describe these exceptions below.

(1) We will NOT apply a Market Value Adjustment to fixed account value that we pay out as a death benefit.

(2) We will NOT apply a Market Value Adjustment to fixed account value that we pay out during a 30 DAY period that:

    - BEGINS 15 DAYS BEFORE the end date of the guarantee period in which the fixed account value was being held,

     and that:

    - ENDS 15 DAYS AFTER the end date of the guarantee period in which the fixed account value was being held.

(3) We will NOT apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a PERIODIC, AUTOMATIC BASIS. This exception only applies to such withdrawals or transfers under a FORMAL First Fortis program for the withdrawal or transfer of fixed account value.

We may impose CONDITIONS AND LIMITATIONS on any formal First Fortis program for the withdrawal or transfer of fixed account value. Ask your First Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your First Fortis representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FIRST FORTIS

First Fortis' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of First Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

    - federal, state and municipal obligations,

    - preferred and common stocks,

    - corporate bonds,

    - real estate mortgages,

    - real estate, and

    - certain other investments.

See "First Fortis" Financial Statements for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors
     Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract for any reason. If we accept your application in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the application or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the application or other issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. Regardless of your consent, if the initial purchase payment still cannot be credited within thirty Valuation Dates after receipt because the application or issuing instructions are incomplete, the initial purchase payment will be returned to you. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all First Fortis annuities having the same owner, or annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Fortis Life Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we will pay you the full contract value.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

DETERMINATION OF VARIABLE ACCOUNT VALUE. A contract's Variable Account value is based on the number of Accumulation Units and Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

    - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

    - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

    - Accumulation Units redeemed to pay charges under the contract.

NET INVESTMENT FACTOR. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is GREATER THAN ONE, the subaccount's Accumulation Unit value has INCREASED. If a subaccount's net investment factor is LESS THAN ONE, the subaccount's Accumulation Unit value has DECREASED.

DETERMINATION OF FIXED ACCOUNT VALUE. A contract's fixed account value is guaranteed by First Fortis. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

    - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

    - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

    - available subaccounts of the Variable Account, or

    - to the guarantee periods in the fixed account, or

    - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to First Fortis' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

TRANSFERS. You may transfer contract value:

    - from one available subaccount to another available subaccount, or

    - from one available subaccount to the fixed account, or

    - from one guarantee period to another guarantee period, or

    - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to First Fortis' home office, or by (2) a telephone transfer as described below. We do not charge for any transfer. However, transfers from a guarantee period that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal First Fortis program for the transfer of fixed account value are subject to a Market Value Adjustment. See "Market Value Adjustment".

The MINIMUM transfer from a subaccount or guarantee period is the LESSER of:

    - $1,000, or

    - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

    - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

    - any applicable surrender charge, and

    - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

PARTIAL SURRENDERS. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to First Fortis' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment UNLESS the surrender is
(1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal First Fortis program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER

If the Annuitant or contract owner dies prior to the annuity commencement date, we will pay a death benefit. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named. The death benefit will equal the greater of:

(1) the sum of all purchase payments made (less all prior surrenders and previously-imposed surrender charges and prior negative Market
     Value Adjustments),

(2) the contract value as of the date used for valuing the death benefit, or

(3) the contract value (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

(a) the date of death of either the contract owner or Annuitant, or

(b)    the date either first reaches his or her 75th birthday.

See Appendix B for Sample Death Benefit Calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The person entitled to the death benefit may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the death benefit payee selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the death benefit payee desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. Moreover, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than

$1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

    - if the return is HIGHER than 4% annually, the Annuity Unit value will INCREASE, and the second payment will be HIGHER than the first; and

    - if the return is LOWER than 4% annually, the Annuity Unit value will DECREASE, and the second payment will be LOWER than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

TRANSFERS. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

OPTION A, LIFE ANNUITY. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS TO 20 YEARS. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

    - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

    - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

ADMINISTRATIVE EXPENSE CHARGE. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

FREE SURRENDERS. You can withdraw the following amounts from the contract without a surrender charge:

    - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

    - Any earnings that you have not previously surrendered;

    - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1994. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

AMOUNT OF SURRENDER CHARGE. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

    NUMBER OF YEARS        SURRENDER CHARGE
    SINCE PURCHASE        AS A PERCENTAGE OF
 PAYMENT WAS CREDITED      PURCHASE PAYMENT
-----------------------  ---------------------
      Less than 1                     7%
  At least 1 but less
         than 2                       6%
  At least 2 but less
         than 3                       5%
  At least 3 but less
         than 4                       4%
  At least 4 but less
         than 5                       3%
  At least 5 but less
         than 6                       2%
  At least 6 but less
         than 7                       1%
       7 or more                      0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by First Fortis and the following persons associated with First Fortis, if at the contract issue date they are (1) officers and directors (2) employees (3) spouses of any such persons or any of such persons' children.

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of First Fortis can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of First Fortis.

The contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to First Fortis. Certain retirement programs may require spousal consent to name or change a beneficiary. In addition, applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a contract owner or Annuitant prior to the annuity commencement date, the beneficiary will be determined as follows:

    - If upon the death of a contract owner there is one or more surviving contract owners, the surviving contract owner(s) will be the beneficiary (these override any other beneficiary designations).

    - If upon the death of a contract owner there are no surviving contract owners, and upon the death of the Annuitant, the beneficiary will be the beneficiary designated by the contract owner.

    - If there is no surviving beneficiary who has been designated by the contract owner, then the contract owner, or the contract owner's estate, will be the beneficiary.

REPORTS

We will mail to the contract owner (or to the person receiving payments during the annuity period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Series Fund, but not necessarily of the Variable Account or First Fortis.

RIGHTS RESERVED BY FIRST FORTIS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

    - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

    - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Series Fund or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

    - To change the time or time of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of First Fortis, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

We and Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.

First Fortis paid a total of $1,108,526 and $1,355,423 to Fortis Investors for annuity contract distribution services during 1997 and 1998, respectively, $149,399 of which in 1997 and $101,176 in 1998 was not reallowed to other broker dealers or exempt firms. In the distribution agreement, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. First Fortis or Fortis Investors may pay travel expenses that arise from these trips.

See Note 9 to the Notes to First Fortis' Financial Statements as to amounts it has paid to Fortis, Inc. and Fortis Benefits Insurance Company, affiliates of First Fortis for various services.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55125 and its mailing address is P.O. Box 64284, St. Paul, MN 55164. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $23,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract", there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution". Generally, an amount is a "premature distribution" unless the distribution is:

    - made on or after you or another payee reach age 59 1/2, or is

    - made to a beneficiary on or after your death, or is

    - made upon your disability or that of another payee, or is

    - part of a series of substantially equal annuity payments for your life or life expectancy, or is

    - part of a series of substantially equal annuity payments for the life or life expectancy of you AND your beneficiary.

Premature distributions may result, for example, from:

    - an early annuity commencement date

    - an early surrender or partial surrender of a contract

    - an assignment of a contract

    - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

    - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

    - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

      - within five years after your death, or

      - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

    - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

    - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

    - Individual retirement annuities ("IRAs") under Section 408(b);

    - Simplified employee pension plans ("SEPs") under Section 408(k);

    - SIMPLE IRA Plans under Section 408(p); and

    - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2)  earnings on those contributions; and

(3)  earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FIRST FORTIS

First Fortis Life Insurance Company is an affiliate of the worldwide Fortis group of companies owned by Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium. The Company was originally organized under New York Insurance Law on August 12, 1971, and was acquired by the current owners on March 24, 1989, to enable the Fortis group of companies the ability to distribute their products to the New York State marketplace.

On October 1, 1991, First Fortis Life Insurance Company and its affiliate Fortis Benefits Insurance Company (the "Companies"), entered into an Asset Transfer and Acquisition Agreement (the "Agreement") with Mutual Benefit Life Insurance Company in Rehabilitation (MBL). Pursuant to the Agreement, the Companies acquired certain assets and assumed certain liabilities of MBL relating to the group life, accident and health, disability and dental insurance business of MBL. That portion of the business conducted in New York was assumed by First Fortis, while the remaining and more substantial portion of the business was assumed by Fortis Benefits Insurance Company. Fortis (NL) N.V. contributed $25 million in cash to the paid-in-capital of First Fortis on October 1, 1991 in connection with the acquisition.

GENERAL

We offer and sell insurance products, including fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of First Fortis' outstanding shares are owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.W. is 50% owned by Fortis (NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of First Fortis. This summary has been derived in part from the financial statements of First Fortis included elsewhere in this prospectus. You should read the following along with these financial statements.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                          (IN THOUSANDS)                               1998        1997        1996        1995        1994
                                                                    ----------  ----------  ----------  ----------  ----------
INCOME STATEMENT DATA
  Premiums........................................................  $   54,451  $   51,846  $   67,516  $   81,201  $   92,056
  Net investment income...........................................       8,187       7,907       7,891       7,466       6,261
  Realized investment gains (losses)..............................       1,436         361          (3)      2,683      (1,057)
  Other income....................................................       1,202         682         336         298         287
                                                                    ----------  ----------  ----------  ----------  ----------
    TOTAL REVENUES................................................  $   65,276  $   60,796  $   75,740  $   91,648  $   97,547
                                                                    ----------  ----------  ----------  ----------  ----------
                                                                    ----------  ----------  ----------  ----------  ----------
  Benefits and expenses...........................................  $   61,477  $   60,983  $   75,596  $   96,371  $  104,582
  Income tax expense (benefit)....................................       1,347         (63)        (39)     (1,563)       (999)
  Net income (loss)...............................................       2,452        (124)        183      (3,160)     (6,036)

BALANCE SHEET DATA
  Total assets....................................................  $  217,502  $  170,898  $  142,742  $  139,913  $  123,954
  Total liabilities...............................................     177,476     133,817     107,050     101,523      97,913
  Total shareholder's equity......................................      40,026      37,081      35,692      38,390      26,041

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

REVENUES

First Fortis (the "Company") life insurance premiums increased during 1998 as compared to 1997 due to strong group life sales. Accident and health premiums decreased during 1998 as compared to 1997. This accident and health premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $4.2 million in premium inforce at December 31, 1998. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental sales have caused the group accident and health premium mix to shift. The dental, disability income, and medical premium represented 44%, 41%, and 15%, respectively, of total group accident and health premium in 1998 compared to 39%, 39%, and 22%, respectively, in 1997.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

1998 life benefits as compared to premium were lower than 1997 due to more favorable mortality experience, despite the fact that the aggregate amount of claims increased. The decrease in accident and health benefits in 1998 as compared to 1997 is primarily due to improved experience in the group medical products. Slightly offsetting this is a larger volume of new group long term disability claims.

EXPENSES

The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.

The Company's general and administrative expenses as a percent of premium has decreased in 1998 from 1997 as a reflection of the Company's expense monitoring efforts.

YEAR 2000

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the Company have been met by funds provided from operations, including investment income. Funds are principally used to provide for policy benefits, operating expenses, commissions and investment purchases. The impact of the declining inforce medical business has been considered in evaluating the Company's future liquidity needs. The Company expects its operating activities to continue to generate sufficient funds.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculation using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios which would require regulatory attention.

The Company has no long or short term debt. As of December 31, 1998, 96% of the Company's fixed maturity investments consisted of investment grade bonds. The Company does not expect this percentage to change significantly in the future.

REGULATION

The Company is subject to the laws and regulations established by the New York State Insurance Department governing insurance business conducted in New York State. Periodic audits are conducted by the New York Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.

MARKET RISK

Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities.

The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

    - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

    - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

      - mortality assumptions,

      - the assumed interest rate used in determining the number of Annuity Units under the contract, and

      - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

      - the election of the Board of Directors of the portfolios,

      - ratification of the selection of a portfolio's independent auditors,

      - the approval of the investment managers of a portfolio,

      - changes in fundamental investment policies of a portfolio, and

      - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

First Fortis and the Variable Account..........
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FIRST FORTIS FINANCIAL STATEMENTS

The financial statements of First Fortis that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends, or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying balance sheets of First Fortis Life Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Fortis Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
February 19, 1999
Minneapolis, MN

BALANCE SHEETS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
   1998--$125,787; 1997--$102,284)..........................  $   130,038   $   105,776
  Short-term investments....................................          830        11,697
                                                              -----------   -----------
                                                                  130,868       117,473

Cash and cash equivalents...................................        1,160         7,453

Receivables:
  Uncollected premiums, less allowance (1998 and
   1997--$100)..............................................        3,538         2,358
  Reinsurance recoverable on unpaid and paid losses.........       28,458        19,764
  Other.....................................................          417         1,402
                                                              -----------   -----------
                                                                   32,413        23,524
Accrued investment income...................................        1,895         1,700
Deferred policy acquisition costs...........................        3,148         1,413
Property and equipment at cost, less accumulated
 depreciation (1998--$2,086; 1997--$1,853)..................          324           676
Deferred federal income taxes...............................        1,150         2,079
Goodwill, less accumulated amortization (1998--$368;
 1997--$322)................................................          462           508
Assets held in separate accounts............................       46,082        16,072
                                                              -----------   -----------
TOTAL ASSETS................................................  $   217,502   $   170,898
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Life insurance..........................................  $    30,388   $    27,671
    Interest sensitive and investment products..............        6,267         6,878
    Accident and health.....................................       68,206        61,175
                                                              -----------   -----------
                                                                  104,861        95,724
  Unearned revenues.........................................        8,535         5,223
  Other policy claims and benefits payable..................       11,084        10,304
  Income taxes payable......................................        2,017           911
  Other liabilities.........................................        4,897         5,583
  Liabilities related to separate accounts..................       46,082        16,072
                                                              -----------   -----------
TOTAL POLICY RESERVES AND LIABILITIES.......................      177,476       133,817

COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
  Common stock, $20 par value:
    Authorized, issued and outstanding shares--100,000......        2,000         2,000
  Additional paid-in capital................................       37,440        37,440
  Retained deficit..........................................       (2,190)       (4,642)
  Accumulated other comprehensive income....................        2,776         2,283
                                                              -----------   -----------
TOTAL SHAREHOLDER'S EQUITY..................................       40,026        37,081
                                                              -----------   -----------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S
 EQUITY.....................................................  $   217,502   $   170,898
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FIRST FORTIS LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(IN THOUSANDS)

                                                                                            YEAR ENDED DECEMBER 31
                                                                                        -------------------------------
                                                                                          1998       1997       1996
                                                                                        ---------  ---------  ---------
REVENUES
  Insurance operations:
    Life insurance premiums...........................................................  $  23,057  $  19,158  $  22,791
    Interest sensitive and investment product policy charges..........................         71          4         59
    Accident and health insurance premiums............................................     31,323     32,684     44,666

  Net investment income...............................................................      8,187      7,907      7,891
  Net realized gains on investments...................................................      1,436        361         (3)
  Other income........................................................................      1,202        682        336
                                                                                        ---------  ---------  ---------
    TOTAL REVENUES....................................................................     65,276     60,796     75,740

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Life insurance....................................................................     16,167     14,597     19,720
    Interest sensitive and investment products........................................        815        196         72
    Accident and health...............................................................     26,616     29,090     37,988
                                                                                        ---------  ---------  ---------
                                                                                           43,598     43,883     57,780

Amortization of deferred policy acquisition costs.....................................       (106)       (56)       (92)
Insurance commissions.................................................................      5,056      4,457      5,214
General and administrative expenses...................................................     12,929     12,699     12,694
                                                                                        ---------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES.......................................................     61,477     60,983     75,596
                                                                                        ---------  ---------  ---------
Income (loss) before federal income taxes.............................................      3,799       (187)       144
Federal income taxes..................................................................      1,347        (63)       (39)
                                                                                        ---------  ---------  ---------
NET INCOME (LOSS).....................................................................  $   2,452  $    (124) $     183
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                                 ACCUMULATED
                                                                                 ADDITIONAL                         OTHER
                                                                    COMMON        PAID-IN        RETAINED       COMPREHENSIVE
                                                     TOTAL          STOCK         CAPITAL         DEFICIT       (LOSS) INCOME
                                                  ------------   ------------   ------------   -------------   ---------------
Balance, January 1, 1996........................     $  38,390      $  2,000       $ 37,440        $ (4,701)      $  3,651
  Comprehensive loss:
    Net income..................................           183            --             --             183             --
    Change in unrealized losses on investments,
     net........................................        (2,882)           --             --              --         (2,882)
                                                  ------------
  Comprehensive loss............................        (2,699)
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1996......................        35,691         2,000         37,440          (4,518)           769
  Comprehensive income:
    Net loss....................................          (124)           --             --            (124)            --
    Change in unrealized gains on investments,
     net........................................         1,514            --             --              --          1,514
                                                  ------------
  Comprehensive income..........................         1,390
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1997......................        37,081         2,000         37,440          (4,642)         2,283
  Comprehensive income:
    Net income..................................         2,452            --             --           2,452             --
    Change in unrealized gains on investments,
     net........................................           493            --             --              --            493
                                                  ------------
  Comprehensive income..........................         2,945
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1998......................     $  40,026      $  2,000       $ 37,440        $ (2,190)      $  2,776
                                                  ------------        ------    ------------         ------         ------
                                                  ------------        ------    ------------         ------         ------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                                       YEAR ENDED DECEMBER 31
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                   ---------  ---------  ---------
OPERATING ACTIVITIES
  Net income (loss)..............................................................  $   2,452  $    (124) $     183
  Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
    Change in deferred tax.......................................................        665     (1,338)        --
    Depreciation, amortization and accretion.....................................        299        707        804
    Loss on disposal of property and equipment...................................         12         --         --
    Net realized (gains) losses on investments...................................     (1,436)      (361)         4
    (Increase) decrease in uncollected premiums, accrued investment income and
     other.......................................................................       (390)     2,309     (1,076)
    Increase in reinsurance recoverable..........................................     (8,694)    (5,033)    (5,395)
    Increase in income taxes payable.............................................      1,106        883      1,772
    Amortization of policy acquisition costs.....................................       (106)       (56)       (92)
    Policy acquisition costs deferred............................................     (1,629)    (1,110)      (155)
    Increase in future policy benefit reserves, unearned revenues and other
     policy claims and benefits..................................................     13,922      1,769      5,265
    (Decrease) increase in other liabilities.....................................       (686)     1,533     (1,939)
                                                                                   ---------  ---------  ---------
        NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES......................      5,515       (821)      (629)

INVESTING ACTIVITIES
  Purchases of fixed maturity investments........................................   (187,953)  (127,426)  (140,954)
  Sales and repayments of fixed maturity investments.............................    165,971    137,273    135,352
  Decrease (increase) in short-term investments..................................     10,867    (11,697)     6,942
  Purchases of property and equipment............................................         --       (107)      (310)
                                                                                   ---------  ---------  ---------
        NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES......................    (11,115)    (1,957)     1,030

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received......................................................     13,661     10,679         --
    Surrenders and death benefits................................................    (15,075)    (2,152)        --
    Interest credited to policyholders...........................................        721        159         --
                                                                                   ---------  ---------  ---------
        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES......................       (693)     8,686         --
                                                                                   ---------  ---------  ---------

(Decrease) increase in cash and cash equivalents.................................     (6,293)     5,908        401
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...........................      7,453      1,545      1,144
                                                                                   ---------  ---------  ---------
        CASH AND CASH EQUIVALENTS AT END OF YEAR.................................  $   1,160  $   7,453  $   1,545
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                             See accompanying note

NOTES TO FINANCIAL STATEMENTS
FIRST FORTIS LIFE INSURANCE COMPANY

DECEMBER 31, 1998

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

First Fortis Life Insurance Company (the Company) is an affiliate of the worldwide Fortis group of companies owned by Fortis (B) and Fortis (NL) N.V. Prior to April 30, 1997, First Fortis was wholly-owned by Fortis (B), while the other U.S. subsidiaries of Fortis (B) and Fortis (NL) N.V. operated under the holding company of Fortis, Inc. Upon regulatory approval by the New York State Insurance Department in April 1997, the Company became a wholly-owned subsidiary of Fortis, Inc. The Company was organized to enable the Fortis group of companies to distribute their products to the New York State marketplace. To date, the Company's revenues have been derived primarily from group employee benefits products. During 1998, the Company had no direct premium written by third party administrators ("TPAs"). Effective January 1, 1996, the Company stopped offering its group medical products; however, the Company will continue to renew and service existing medical business, which represented $4,648,000, $7,297,000 and $17,871,000 of 1998, 1997 and 1996 accident and health premiums, respectively.

BASIS OF STATEMENT PRESENTATION

During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, REPORTING COMPREHENSIVE INCOME. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which practices differ in certain respects from statutory accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenue when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.5% to 10.25% in 1998 and 3.5% to 10.0% in 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

Premiums for credit insurance included in life insurance premiums and accident and health insurance premiums are recognized as revenues when due over the estimated coverage period.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For credit life, disability and accident and health insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value.

FIRST FORTIS LIFE INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    (CONTINUED)
Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs are reported as accumulated other comprehensive income and, accordingly, have no effect on net income.

Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

GOODWILL

Goodwill represents the excess of the purchase price paid over net assets acquired in connection with the purchase of the shell of Metropolitan Life. Goodwill is amortized on a straight line basis over 18 years.

INCOME TAXES

Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations. Assets and liabilities associated with separate accounts relate to deposit and annuity considerations for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectance experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

FIRST FORTIS LIFE INSURANCE COMPANY

2.  INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                                   GROSS       GROSS
                                                    AMORTIZED    UNREALIZED  UNREALIZED     FAIR
                                                      COST         GAIN        LOSS         VALUE
                                                   -----------   ---------   ---------   -----------
December 31, 1998
  Governments....................................  $   18,770    $    437    $     14    $    19,193
  Public utilities...............................      14,446         768         119         15,095
  Industrial and miscellaneous...................      92,571       3,471         292         95,750
                                                   -----------   ---------        ---    -----------
    Total........................................  $  125,787    $  4,676    $    425    $   130,038
                                                   -----------   ---------        ---    -----------
                                                   -----------   ---------        ---    -----------
December 31, 1997
  Governments....................................  $    3,599    $    125    $      2    $     3,722
  Public utilities...............................       8,212         247          --          8,459
  Industrial and miscellaneous...................      90,473       3,197          75         93,595
                                                   -----------   ---------        ---    -----------
    Total........................................  $  102,284    $  3,569    $     77    $   105,776
                                                   -----------   ---------        ---    -----------
                                                   -----------   ---------        ---    -----------

The amortized cost and fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below (in thousands):

                                                                          AMORTIZED       FAIR
                                                                            COST          VALUE
                                                                         -----------   -----------
Due in one year or less................................................  $    1,226    $     1,228
Due after one year through five years..................................      41,505         42,350
Due after five years through ten years.................................      42,709         44,286
Due after ten years....................................................      40,347         42,174
                                                                         -----------   -----------
Total..................................................................  $  125,787    $   130,038
                                                                         -----------   -----------
                                                                         -----------   -----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $525,000, at December 31, 1998 and 1997, on deposit with various governmental authorities as required by law.

NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income for each year were as follows (in thousands):

                                                                          1998       1997       1996
                                                                        ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities......................................................  $   8,108  $   7,744  $   7,941
Short-term investments................................................        222        302        231
                                                                        ---------  ---------  ---------
                                                                            8,330      8,046      8,172
Expenses..............................................................       (143)      (139)      (281)
                                                                        ---------  ---------  ---------
Net investment income.................................................  $   8,187  $   7,907  $   7,891
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

All net realized gains (losses) on investments resulted from sales of fixed maturities.

Proceeds from sales of investments were $165,471,000, $134,234,000, and $135,352,000 in 1998, 1997, and 1996, respectively. Gross gains of $1,757,000,
$1,136,000, and $1,551,000 and gross losses of $321,000, $775,000, and
$1,554,000 were realized on the sales in 1998, 1997, and 1996, respectively.

FIRST FORTIS LIFE INSURANCE COMPANY

2.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, were as follows (in thousands):

                                                                              TAX
                                                             BEFORE-TAX    (BENEFIT)   NET-OF-TAX
                                                               AMOUNT       EXPENSE      AMOUNT
                                                             -----------  -----------  -----------
December 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains(losses) on available-for-sale
   investments.............................................   $   2,194    $    (768)   $   1,426
  Reclassification adjustment for gains realized in net
   income..................................................      (1,436)         503         (933)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $     758    $    (265)   $     493
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $   2,766    $  (1,017)   $   1,748
  Reclassification adjustment for gains (losses) realized
   in net income...........................................        (361)         126         (234)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $   2,405    $    (891)   $   1,514
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1996
Unrealized (losses) gains on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  (4,370)   $   1,486    $  (2,884)
  Reclassification adjustment for losses realized in net
   income..................................................           3           (1)           2
                                                             -----------  -----------  -----------
Other comprehensive (loss).................................   $  (4,367)   $   1,485    $  (2,882)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------

3.  LEASES

    The Company leases office space under operating lease arrangements that have various renewal options and are subject to escalation clauses for real estate taxes and operating expenses. Rent expense was $789,000, $661,000, and $692,000 in 1998, 1997, and 1996, respectively. Future minimum payments required under operating lease arrangements that have initial or noncancelable terms in excess of one year or more are: 1999-- $602,000, 2000--$51,000, 2001--$43,000 and
2002--$28,000.

4.  ACCIDENT AND HEALTH RESERVES

    Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $  60,498  $  61,482  $  65,764
Add: Incurred losses related to:
  Current year.....................................................     16,816     25,424     38,798
  Prior years......................................................      9,800      3,666       (810)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................     26,616     29,090     37,988
Deduct: Paid losses related to:
  Current year.....................................................     11,639     15,393     23,727
  Prior year.......................................................     12,935     14,681     18,543
                                                                     ---------  ---------  ---------
    Total paid losses..............................................     24,574     30,074     42,270
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $  62,540  $  60,498  $  61,482
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

As discussed in Note 1, the Company stopped offering group medical products in 1996 but continues to service and renew existing business, resulting in lower incurred and paid loss activity for the years ended December 31, 1998, 1997 and 1996.

The liability for unpaid accident and health claims includes $59,339,000, $55,956,000 and $55,152,000 of total disability income reserves as of December 31, 1998, 1997 and 1996, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FIRST FORTIS LIFE INSURANCE COMPANY

4.  ACCIDENT AND HEALTH RESERVES (CONTINUED)
The 1998 and 1997 claims incurred related to prior years is principally additional payments and increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year. For 1996, the claims incurred related to prior years resulted from favorable experience mitigated by increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year.

5.  FEDERAL INCOME TAXES

    As of May 1, 1997, the Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1998 and 1997 are as follows (in thousands):

                                                                                   DECEMBER 31
                                                                               --------------------
                                                                                 1998       1997
                                                                               ---------  ---------
Deferred tax assets:
  Reserves...................................................................  $     473  $   2,437
  Separate account assets/liabilities........................................      1,545        229
  Deferred policy acquisition costs..........................................         --        228
  Alternative minimum tax credit carryforward................................        308        392
  Net operating loss carryforward............................................        557        598
  Other......................................................................         19        493
                                                                               ---------  ---------
    Total deferred tax assets................................................      2,902      4,377

Deferred tax liabilities:
  Deferred policy acquisition costs..........................................        213         --
  Unrealized gains...........................................................      1,487      1,287
  Other......................................................................         52      1,011
                                                                               ---------  ---------
    Total gross deferred tax liabilities.....................................      1,752      2,298
                                                                               ---------  ---------
    Net deferred tax asset...................................................  $   1,150  $   2,079
                                                                               ---------  ---------
                                                                               ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and therefore, no such valuation allowance has been established.

The Company's tax benefit for the year ended December 31 is shown as follows (in thousands):

                                                                           1998       1997       1996
                                                                         ---------  ---------  ---------
Current................................................................  $     889  $     (35) $    (131)
Deferred...............................................................        458        (28)        92
                                                                         ---------  ---------  ---------
                                                                         $   1,347  $     (63) $     (39)
                                                                         ---------  ---------  ---------
                                                                         ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $382,000 and $32,000 in 1997 and 1996 respectively, and net refunds of $424,000 in 1998.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                              1998         1997        1996
                                                                               ---          ---         ---
Statutory income tax rate................................................        35.0%        35.0%       34.0%
Other, including provision for prior year adjustments....................          .4         (1.3)      (61.3)
                                                                                  ---          ---         ---
                                                                                 35.4%        33.7%      (27.3)%
                                                                                  ---          ---         ---
                                                                                  ---          ---         ---

As of May 1, 1997, the Company is included as a member of a federal consolidated group that has a statutory federal rate of 35%.

At December 31, 1998, the Company has net operating loss and capital loss carryforwards relating to periods ending before May 1, 1997, for federal income tax purposes of $1,591,000 which are available to offset future federal taxable income of the Company, if any, through 2009. The Company also has alternative minimum tax credit carryforwards of $308,000 relating to periods before May 1, 1997, which are available to reduce future federal regular income taxes of the Company, if any, over an indefinite period of time.

FIRST FORTIS LIFE INSURANCE COMPANY

6.  REINSURANCE

    The maximum amounts that the Company retains on any one life are $500,000 for group life; $250,000 for group accidental death; $2,000 net monthly benefit for long-term disability; from 10% to 100% of possible benefits payable under credit life and credit disability insurance; and none of a closed block of individual life business. Amounts in excess of these limits are reinsured with various insurance companies on a yearly renewable term, coinsurance or other basis.

In the second quarter of 1996, the Company received approval from the New York State Insurance Department for a reinsurance agreement with the Fortis Benefits Insurance Company ("Fortis Benefits"), an affiliate. The agreement, which became effective as of January 1, 1996, decreased the Company's long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has ceded $5,601,000, $5,742,000 and $6,144,000 of premium to Fortis Benefits in 1998,
1997 and 1996, respectively. Fortis Benefits has assumed $9,315,000, $5,452,000 and $3,599,000 of reserves in 1998, 1997 and 1996, respectively, from the Company. In the future, the agreement is expected to reduce the variability of financial results for this product line.

Future policy benefits and other policy claims and benefits payable are reported gross of reinsurance. The reinsured portion of future policy benefits and other policy claims and benefits payable are $28,458,000 and $19,764,000 in 1998 and 1997, respectively.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                        1998       1997       1996
                                                                      ---------  ---------  ---------
Life insurance......................................................  $   5,343  $   3,249  $   1,366
Accident and health insurance.......................................     11,343      8,768      7,085
                                                                      ---------  ---------  ---------
                                                                      $  16,686  $  12,017  $   8,451
                                                                      ---------  ---------  ---------
                                                                      ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                        1998       1997       1996
                                                                      ---------  ---------  ---------
Life insurance......................................................  $   1,740  $   1,628  $   1,021
Accident and health insurance.......................................      3,504      2,310        348
                                                                      ---------  ---------  ---------
                                                                      $   5,244  $   3,938  $   1,369
                                                                      ---------  ---------  ---------
                                                                      ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

7.  DIVIDEND RESTRICTIONS

    The Company is subject to insurance regulatory restrictions that limit cash dividends which can be paid from the Company to its Parent. All dividends require prior approval by the New York State Insurance Department.

8.  REGULATORY ACCOUNTING REQUIREMENTS

    The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from company to company within a state, and may change in the future. While the NAIC has recently completed a project to codify statutory accounting practices, which may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements, adoption by Minnesota is not anticipated before 2001.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FIRST FORTIS LIFE INSURANCE COMPANY

8.  REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income (loss) and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                       SHAREHOLDER'S EQUITY
                                                             NET INCOME (LOSS)
                                                      -------------------------------  --------------------
                                                        1998       1997       1996       1998       1997
                                                      ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices.............  $   1,177  $    (296) $    (428) $  28,782  $  27,358
Deferred policy acquisition costs...................      1,764      1,180        247      3,148      1,413
Deferred and uncollected premiums...................    (14,055)       246         76         97        425
Policy reserves.....................................     13,463       (660)       476       (361)       (92)
Investment valuation difference.....................         --        (47)        --      4,250      3,492
Realized gains (losses) on investments..............        896        235         (3)        --         --
Amortization of goodwill............................        (46)       (46)       (46)       462        508
Income taxes........................................       (458)        28        115         55        778
Pension.............................................        (19)      (275)        --       (321)      (301)
Amortization of IMR.................................       (347)      (348)      (426)        --         --
Interest Maintenance Reserve........................         --         --         --      2,438      1,888
Asset Valuation Reserve.............................         --         --         --        814        717
Property and equipment..............................         --         --         --        164        318
Agents balances.....................................         --         --         --        300        456
Other...............................................         77       (141)       172        198        121
                                                      ---------  ---------  ---------  ---------  ---------
As reported herein..................................  $   2,452  $    (124) $     183  $  40,026  $  37,081
                                                      ---------  ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------  ---------

9.  TRANSACTIONS WITH AFFILIATED COMPANIES

    The Company received various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment information systems, actuarial and other administrative functions. The fees paid for these services for years ended December 31, 1998, 1997 and 1996, were $1,712,000, $2,568,000 and $1,648,000, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

10. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

Separate account assets and liabilities are reported at their estimated fair value in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                                      (IN THOUSANDS)
                                                                                        DECEMBER 31
                                                                   -----------------------------------------------------
                                                                             1998                        1997
                                                                   -------------------------   -------------------------
                                                                    CARRYING        FAIR        CARRYING        FAIR
                                                                     AMOUNT         VALUE        AMOUNT         VALUE
                                                                   -----------   -----------   -----------   -----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities...........................................  $  130,038    $   130,038   $  105,776    $   105,776
  Short-term investments.........................................         830            830       11,697         11,697
  Cash...........................................................       1,160          1,160        7,453          7,453
  Assets held in separate accounts...............................      46,082         46,082       16,072         16,072
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)...................................................  $    8,435    $     8,097   $    6,877    $     6,554
  Liabilities related to Separate Accounts.......................      46,082         46,082       16,072         16,072

FIRST FORTIS LIFE INSURANCE COMPANY

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

    Fortis (the Company's parent) sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. As a matter of policy, pension costs are funded as they accrue and vested benefits are fully funded. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to $52,000, $61,000 and $72,000 for 1998, 1997 and 1996, respectively.

The Company has a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. The Company matches 200% up to 3% of the employee's contribution. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The amount expensed was approximately $124,000, $122,000 and $182,000 for 1998, 1997 and
1996, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

12. COMMITMENTS AND CONTINGENCIES

    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

13. YEAR 2000 (UNAUDITED)

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. At December 31, 1998, the Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

          1 + I              n/12
      ( ----------)                - 1
      1 + J + .0025

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment

                    1 + .08            60/12
 $10,000 x      [( -----------)              - 1]      = $354.57
                1 + .07 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,354.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                9%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                     1 + .08            60/12
 $10,000 x       [( -----------)              - 1]      = - $559.14
                 1 + .09 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred           $10,000
Guarantee Period                          7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7.75%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                      1 + .08               60/12
$10,000 x        [( -------------)]               - 1]      = $0
                 1 + .0775 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000
------------------------
*Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

Date of Death is the 3rd Contract Anniversary:                                               Example 1    Example 2
                                                                                            -----------  -----------
  a. Purchase Payments Made Prior to Date of Death                                           $  20,000    $  20,000
  b. Contract Value on Date of Death                                                         $  17,000    $  25,000
Death Benefit is larger of a, and b.                                                         $  20,000    $  25,000

Date of Death is the 8th Contract Anniversary:                                     Example 3    Example 4    Example 5
                                                                                  -----------  -----------  -----------
  a. Purchase Payments Made Prior to Date of Death                                 $  20,000    $  20,000    $  20,000
  b. Contract Value on 7th Contract Anniversary                                    $  15,000    $  30,000    $  30,000
  c. Contract Value on Date of Death                                               $  17,000    $  25,000    $  35,000
Death Benefit is larger of a, b, and c.                                            $  20,000    $  30,000    $  35,000

Date of Death is the 15th Contract Anniversary:                                    Example 6    Example 7    Example 8
                                                                                  -----------  -----------  -----------
  a. Purchase Payments Made Prior to Date of Death                                 $  20,000    $  20,000    $  20,000
  b. Contract Value on 14th Contract Anniversary                                   $  15,000    $  40,000    $  40,000
  c. Contract Value on Date of Death                                               $  17,000    $  30,000    $  50,000
Death Benefit is larger of a, b, and c.                                            $  20,000    $  40,000    $  50,000

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Series Fund expense rate plus The annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

     Total Variable Account Annual Expenses              1.35%
+    Total Series Fund Operating Expenses                 .65%
=    Total Expense Rate                                  2.00%

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = $1000.00 X .0200 = $20.00

Year 2 Beginning Policy Value = $1030.00
Year 2 Expense = $1030.00 X .0200 = $20.60

Year 3 Beginning Policy Value = $1060.90
Year 3 Expense = $1060.90 X .0200 = $21.22

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to
    $20.00 + $20.60 + $21.22 = $61.82

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge

    0.05 X ($1000.00 - $100.00) = $45.00

So the total expense if surrendered is $61.82 + $45.00 = $106.82

   BULK RATE
 U.S. POSTAGE

FORTIS-R-

     PAID
PERMIT NO. 3794

FORTIS FINANCIAL GROUP

MINNEAPOLIS, MN

P.O. BOX 64284
ST. PAUL, MN 55164

PROSPECTUS
MAY 1, 1999

FIRST FORTIS
MASTERS+
VARIABLE
ANNUITY
Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts

PROSPECTUS DATED
May 1, 1999

FORTIS-R-

FIRST FORTIS LIFE INSURANCE COMPANY
MAILING ADDRESS:            STREET ADDRESS:            PHONE:
P.O. BOX 3249               220 SALINA MEADOWS         1-800-745-8248
SYRACUSE                    PARKWAY
NEW YORK 13220              SUITE 255
                            SYRACUSE
                            NEW YORK 13212

This prospectus describes flexible premium deferred combination variable and fixed annuity contracts issued by First Fortis Life Insurance Company ("First Fortis").

These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a separate account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate which is guaranteed for the entire guarantee period.

Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund:

Money Market Series                                 S&P 500 Index Series
U.S. Government Securities Series                   Blue Chip Stock Series
Diversified Income Series                           Global Growth Series
Global Bond Series                                  Growth Stock Series
High Yield Series                                   International Stock Series
Asset Allocation Series                             Aggressive Growth Series
Global Asset Allocation Series                      Small Cap Value Series
Value Series                                        Mid Cap Stock Series
Growth & Income Series                              Large Cap Growth Series

                        The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each of the portfolios.

                        This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.

                        A Statement of Additional Information, dated May 1, 1999, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge, from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 22 of this prospectus.

                        THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

97104 (Ed. 5/99)

TABLE OF CONTENTS

                                                                        PAGE
SPECIAL TERMS USED IN THIS PROSPECTUS.................................     3
INFORMATION CONCERNING FEES AND CHARGES...............................     4
SUMMARY OF CONTRACT FEATURES..........................................     6
FIRST FORTIS LIFE INSURANCE COMPANY...................................     9
THE VARIABLE ACCOUNT..................................................     9
THE PORTFOLIOS........................................................     9
THE FIXED ACCOUNT.....................................................    10
    - Guaranteed Interest Rates/Guarantee Periods.....................    10
    - Market Value Adjustment.........................................    10
    - Investments by First Fortis.....................................    11
ACCUMULATION PERIOD...................................................    12
    - Issuance of a Contract and Purchase Payments....................    12
    - Contract Value..................................................    12
    - Allocation of Purchase Payments and Contract Value..............    13
    - Total and Partial Surrenders....................................    13
    - Telephone Transactions..........................................    14
    - Benefit Payable on Death of Contract Owner or Annuitant.........    14
THE ANNUITY PERIOD....................................................    15
    - Annuity Commencement Date.......................................    15
    - Commencement of Annuity Payments................................    15
    - Relationship Between Subaccount Investment Performance and
       Amount of Variable Annuity Payments............................    15
    - Annuity Options.................................................    16
    - Death of Annuitant or Other Payee...............................    16
CHARGES AND DEDUCTIONS................................................    16
    - Premium Taxes...................................................    16
    - Charges Against the Variable Account............................    16
    - Tax Charge......................................................    17
    - Surrender Charge................................................    17
    - Miscellaneous...................................................    17
    - Reduction of Charges............................................    17
GENERAL PROVISIONS....................................................    18
    - The Contracts...................................................    18
    - Postponement of Payment.........................................    18
    - Misstatement of Age or Sex and Other Errors.....................    18
    - Assignment......................................................    18
    - Beneficiary.....................................................    18
    - Reports.........................................................    18
RIGHTS RESERVED BY FIRST FORTIS.......................................    18
DISTRIBUTION..........................................................    19
FEDERAL TAX MATTERS...................................................    19
FURTHER INFORMATION ABOUT FIRST FORTIS................................    21
    - General.........................................................    21
    - Ownership of Securities.........................................    21
    - Selected Financial Data.........................................    22
    - Management's Discussion And Analysis Of Financial Condition And
       Results Of Operations..........................................    22
VOTING PRIVILEGES.....................................................    23
LEGAL MATTERS.........................................................    24
YEAR 2000 ISSUES......................................................    24
OTHER INFORMATION.....................................................    24
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......................    24
FIRST FORTIS FINANCIAL STATEMENTS.....................................    24
APPENDIX A--Sample Market Value Adjustment Calculations...............   A-1
APPENDIX B--Sample Death Benefit Calculations.........................   B-1
APPENDIX C--Explanation Of Expense Calculations.......................   C-1
APPENDIX D--Pro Rata Adjustments......................................   D-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation     The time period under a contract between the contract issue date and the annuity commencement
Period           date.
Accumulation     A unit of measure used to calculate an owner's interest in the Variable Account during the
Unit             Accumulation Period.
Annuitant        A person during whose life annuity payments are to be made by First Fortis under the contract.
                 The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the Annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.
Annuity Period   The time period following the Accumulation Period, during which annuity payments are made by
                 First Fortis.
Annuity Unit     A unit of measurement used to calculate variable annuity payments.
Fixed Annuity    An annuity option under which First Fortis promises to pay the Annuitant or any other payee
Option           that you designate one or more fixed payments.
Market Value     Positive or negative adjustment in fixed account value that we make if such value is paid out
Adjustment       more than fifteen days before or after the end of a guarantee period in which it was being held.
Non-Qualified    Contracts that do not qualify for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Qualified        Contracts that are qualified for the special federal income tax treatment applicable in
Contracts        connection with certain retirement plans.
Valuation Date   All business days except, with respect to any subaccount, days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New
                 York Stock Exchange is open.
Valuation        The period that starts at the close of regular trading on the New York Stock Exchange on a
Period           Valuation Date and ends at the close of regular trading on the exchange on the next succeeding
                 Valuation Date.
Variable         The segregated asset account referred to as Separate Account A of First Fortis Life Insurance
Account          Company established to receive and invest purchase payments under contracts.
Variable         An annuity option under which First Fortis promises to pay the Annuitant or any other payee
Annuity Option   chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

       Front-End Sales Charge Imposed on
      Purchases...................................         0%
       Maximum Surrender Charge for Sales
      Expenses....................................         7%(1)

      NUMBER OF YEARS            SURRENDER CHARGE
   SINCE PURCHASE PAYMENT        AS A PERCENTAGE
        WAS CREDITED           OF PURCHASE PAYMENT
----------------------------  ----------------------
        Less than 2                     7%
 At least 2 but less than 4             6%
 At least 4 but less than 5             5%
 At least 5 but less than 6             3%
 At least 6 but less than 7             1%
         7 or more                      0%

       Other Surrender Fees.......................     0%
       Exchange Fee...............................    0%
ANNUAL CONTRACT ADMINISTRATION CHARGE.............    $0
VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge..........  1.25%
       Variable Account Administrative Charge.....  .10%
       Total Variable Account Annual Expenses.....  1.35%

------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period other than the one year guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment."

PORTFOLIO ANNUAL EXPENSES

                                                                          U.S.
                                                           MONEY       GOVERNMENT     DIVERSIFIED     GLOBAL
                                                          MARKET       SECURITIES       INCOME         BOND       HIGH YIELD
                                                          SERIES         SERIES         SERIES        SERIES        SERIES
                                                        -----------  --------------  -------------  -----------  -------------
Investment Advisory and Management Fee................        0.30%         0.47%          0.47%          0.75%        0.50%
Other Expenses........................................        0.05%         0.04%          0.05%          0.13%        0.06%
Total Series Fund Operating Expenses..................        0.35%         0.51%          0.52%          0.88%        0.56%


                                                         GLOBAL ASSET      ASSET                    GROWTH &
                                                          ALLOCATION     ALLOCATION     VALUE        INCOME
                                                            SERIES         SERIES       SERIES       SERIES
                                                        --------------  ------------  ----------  ------------
Investment Advisory and Management Fee................         0.90%          0.47%        0.70%        0.64%
Other Expenses........................................         0.11%          0.04%        0.06%        0.03%
Total Series Fund Operating Expenses..................         1.01%          0.51%        0.76%        0.67%

                                                                            BLUE CHIP
                                                                S&P 500       STOCK      INTERNATIONAL      MID CAP
                                                              INDEX SERIES    SERIES     STOCK SERIES     STOCK SERIES
                                                              ------------  ----------  ---------------  --------------
Investment Advisory and Management Fee......................        0.40%        0.89%         0.85%            0.90%
Other Expenses..............................................        0.06%        0.05%         0.09%            0.35%
Total Series Fund Operating Expenses........................        0.46%        0.94%         0.94%            1.25%

                                                                                GLOBAL                         GROWTH
                                                                SMALL CAP       GROWTH        LARGE CAP         STOCK
                                                               VALUE SERIES     SERIES      GROWTH SERIES      SERIES
                                                              --------------  -----------  ----------------  -----------
Investment Advisory and Management Fee......................         0.90%          0.70%          0.90%           0.61%
Other Expenses..............................................         0.34%          0.05%          0.35%           0.04%
Total Series Fund Operating Expenses........................         1.24%          0.75%          1.25%           0.65%


                                                               AGGRESSIVE
                                                              GROWTH SERIES
                                                              -------------
Investment Advisory and Management Fee......................        0.68%
Other Expenses..............................................        0.04%
Total Series Fund Operating Expenses........................        0.72%

------------------------
(a) As a percentage of portfolio average net assets based on 1998 historical data.

EXAMPLES*

If you SURRENDER your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Money Market Series.........................................      80       107       136        198
U.S. Government Securities Series...........................      82       112       144        215
Diversified Income Series...................................      82       112       145        216
Global Bond Series..........................................      85       123       163        253
High Yield Series...........................................      82       113       147        220
Global Asset Allocation Series..............................      87       127       169        266
Asset Allocation Series.....................................      82       112       144        215
Value Series................................................      84       119       157        241
Growth & Income Series......................................      83       116       152        231
S&P 500 Index Series........................................      81       110       141        209
Blue Chip Stock Series......................................      86       125       166        259
International Stock Series..................................      86       125       166        259
Mid Cap Stock Series........................................      89       134       181        290
Small Cap Value Series......................................      89       134       181        289
Global Growth Series........................................      84       119       156        240
Large Cap Growth Series.....................................      89       134       181        290
Growth Stock Series.........................................      83       116       151        229
Aggressive Growth Series....................................      84       118       155        237

If you COMMENCE AN ANNUITY payment option, or do NOT surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Money Market Series.........................................      17        53        91        198
U.S. Government Securities Series...........................      19        58        99        215
Diversified Income Series...................................      19        58       100        216
Global Bond Series..........................................      22        69       118        253
High Yield Series...........................................      19        59       102        220
Global Asset Allocation Series..............................      24        73       124        266
Asset Allocation Series.....................................      19        58        99        215
Value Series................................................      21        65       112        241
Growth & Income Series......................................      20        62       107        231
S&P 500 Index Series........................................      18        56        96        209
Blue Chip Stock Series......................................      23        71       121        259
International Stock Series..................................      23        71       121        259
Mid Cap Stock Series........................................      26        80       136        290
Small Cap Value Series......................................      26        80       136        289
Global Growth Series........................................      21        65       111        240
Large Cap Growth Series.....................................      26        80       136        290
Growth Stock Series.........................................      20        62       106        229
Aggressive Growth Series....................................      21        64       110        237

------------------------
*    Does not include the effect of any Market Value Adjustment.

                         ------------------------------

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the portfolios. We will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean First Fortis Life Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look' period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information which is available upon request from First Fortis at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you. There is no Market Value Adjustment for transfers or surrenders from the one-year guarantee period of the fixed account.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the annuity commencement date, or
(2) if the owner is a non-natural person the Annuitant's death. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date,"

"Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable. See "Benefit Payable on Death of Contract Owner or Annuitant."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of contracts may be an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or First Fortis' home office: P.O. Box 3249, Syracuse, NY 13220; 1-800-745-8248. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1998. Accumulation Units have been rounded to the nearest whole unit.

                                                                                GLOBAL
                       MONEY    U.S. GOV'T   DIVERSIFIED    GLOBAL    HIGH      ASSET        ASSET              GROWTH &
                       MARKET   SECURITIES     INCOME        BOND     YIELD   ALLOCATION   ALLOCATION   VALUE    INCOME
                      --------  ----------   -----------   --------  -------  ----------   ----------  -------  --------
December 31, 1998
  Accumulation Units
   in Force.........   318,605      71,200       597,806     14,947  132,636      91,185      867,243  160,886   326,229
  Accumulation Unit
   Value............    $1.532     $18.421        $2.039    $13.254  $12.723     $16.513       $3.326  $14.768   $21.767
December 31, 1997
  Accumulation Units
   in Force.........   170,961      12,970       148,631      5,883   47,286     542,582       25,317   55,753   137,613
  Accumulation Unit
   Value............    $1.474     $17.149        $1.963    $11.837  $12.917      $2.809      $14.433  $13.651   $19.487
December 31, 1996
  Accumulation Units
   in Force.........    31,800         427        20,649      1,347    9,846       7,591       63,004   15,690    14,412
  Accumulation Unit
   Value............    $1.418     $15.935        $1.801    $11.961  $11.928     $12.884       $2.368  $11.048   $15.468
May 1, 1996*
  Accumulation Unit
   Value............   $10.000     $10.000       $10.000    $10.000  $10.000     $10.000      $10.000  $10.000   $10.000

                                                                                                LARGE
                                BLUE    INTERNATIONAL   GLOBAL   GROWTH   AGGRESSIVE  MID CAP    CAP    SMALL CAP
                      S&P 500   CHIP        STOCK       GROWTH    STOCK     GROWTH     STOCK   GROWTH     VALUE
                      -------  -------  -------------   -------  -------  ----------  -------  -------  ---------
December 31, 1998
  Accumulation Units
   in Force.........  385,486  270,261        125,894    75,340  475,115     105,783   13,231   90,599     23,823
  Accumulation Unit
   Value............  $18.689  $18.238        $16.113   $21.433   $3.870     $15.829   $9.625  $11.755     $9.367
December 31, 1997
  Accumulation Units
   in Force.........   96,726   74,226         36,305    47,369  240,842      47,583       --       --         --
  Accumulation Unit
   Value............  $14.786  $14.429        $14.021   $19.507   $3.296     $13.241       --       --         --
December 31, 1996
  Accumulation Units
   in Force.........    5,144    9,457         10,999     6,899   70,686      14,449       --       --         --
  Accumulation Unit
   Value............  $11.326  $11.520        $12.690   $18.510   $2.971     $13.232       --       --         --
May 1, 1996*
  Accumulation Unit
   Value............  $10.000  $10.000        $10.000   $10.000  $10.000     $10.000       --       --         --

------------------------
* Accumulation Unit value at date of initial registration effectiveness.

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning First Fortis is included in this prospectus under "Further Information About First Fortis" and "First Fortis Financial Statements."

FIRST FORTIS LIFE INSURANCE COMPANY

First Fortis Life Insurance Company is the issuer of the contracts. At the end of 1997, First Fortis had approximately $7 billion of total life insurance in force. First Fortis is a New York corporation founded in 1971. It is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

First Fortis is affiliated with the Fortis Financial Group. This group is a joint effort by Fortis Benefits Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $390 billion in assets at the end of 1998.

All of the guarantees and commitments under the contracts are general obligations of First Fortis, regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of First Fortis. First Fortis established Variable Account A under New York insurance law as of October 1, 1993. The Variable Account is an integral part of First Fortis. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by First Fortis will not be chargeable with liabilities arising out of any other business of First Fortis.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in one of the portfolios listed on the first page of the prospectus, each of which represents a separate investment portfolio. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by First Fortis and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. We offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Variable Account and other separate accounts of First Fortis. Although First Fortis does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, First Fortis will take any steps necessary to protect the contract owners and variable annuity payees.

First Fortis purchases and redeems portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the new asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any such dividends and distributions.

The portfolios available for investment by the Variable Account are listed on the cover page of this prospectus.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of TEN years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a WRITTEN REQUEST. We must receive your written request AT LEAST three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you AT LEAST 45 days and NOT MORE than 60 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for FUTURE guarantee periods. These changes will NOT affect the guaranteed interest rates we are paying on CURRENT guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested , or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be INFLUENCED by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily CORRESPOND to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by First Fortis". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FIRST FORTIS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

    - surrendered,

    - transferred, or

    - otherwise paid out

BEFORE the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

    - as an amount applied to an annuity option, and

    - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

    - If the first rate exceeds the second rate by more than 1/4%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

    - If the first rate does not exceed the second rate by at least 1/4%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (after deduction of any applicable surrender charge) by the following factor:

            1 + I            n / 12
        ( ----------)               - 1
        1 + J + .0025

where,

    - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

    - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

    - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

However, if we stop offering a guaranteed interest rate for a guarantee period, we determine I and J with a different method. In these cases, we determine I and J by using the "bond equivalent yield" on applicable U.S. Treasury Bills or U.S. Treasury Notes. We determine this yield on either the 1st or the 15th of the applicable month. Therefore, if we stop offering a guaranteed interest rate for a guarantee period, I and J will be as follows:

    - I is the bond equivalent yield that was available on applicable U.S. Treasury Bills or U.S. Treasury Notes at the beginning of the existing guarantee period. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to that of the existing guarantee period.

    - J is the bond equivalent yield on applicable U.S. Treasury Bills or U.S. Treasury Notes that is available at the time we calculate the Market Value Adjustment. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to the length of time remaining in the existing guarantee period.

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under four exceptions. We describe these exceptions below.

(1) We will NOT apply a Market Value Adjustment to fixed account value that we pay out as a death benefit pursuant to a contract.

(2) We will NOT apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from the one-year guarantee period.

(3) We will NOT apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

    - BEGINS 15 DAYS BEFORE the end date of the guarantee period in which the fixed account value was being held,

     and that:

    - ENDS 15 DAYS after the end date of the guarantee period in which the fixed account value was being held.

(4) We will NOT apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a PERIODIC, AUTOMATIC BASIS. This exception only applies to such withdrawals or transfers under a FORMAL First Fortis program for the withdrawal or transfer of fixed account value.

We may impose CONDITIONS AND LIMITATIONS on any formal First Fortis program for the withdrawal or transfer of fixed account value. Ask your First Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your First Fortis representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FIRST FORTIS

First Fortis' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of First Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

    - federal, state and municipal obligations,

    - preferred and common stocks,

    - corporate bonds,

    - real estate mortgages,

    - real estate, and

    - certain other investments.

See "First Fortis' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors
     Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract for any reason. If we accept your application in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the application or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the application or other issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. Regardless of your consent, if the initial purchase payment still cannot be credited within thirty Valuation Dates after receipt because the application or issuing instructions are incomplete, the initial purchase payment will be returned to you. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all First Fortis annuities having the same owner, or annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Fortis Life Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we will pay you the full contract value.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

DETERMINATION OF VARIABLE ACCOUNT VALUE. A contract's Variable Account value is based on the number of Accumulation Units and Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

    - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

    - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

    - Accumulation Units redeemed to pay charges under the contract.

NET INVESTMENT FACTOR. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is GREATER THAN ONE, the subaccount's Accumulation Unit value has INCREASED. If a subaccount's net investment factor is LESS THAN ONE, the subaccount's Accumulation Unit value has DECREASED.

DETERMINATION OF FIXED ACCOUNT VALUE. A contract's fixed account value is guaranteed by First Fortis. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

    - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

    - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

    - available subaccounts of the Variable Account, or

    - to the guarantee periods in the fixed account, or

    - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to First Fortis' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

TRANSFERS. You may transfer contract value:

    - from one available subaccount to another available subaccount, or

    - from one available subaccount to the fixed account, or

    - from one guarantee period to another guarantee period, or

    - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to First Fortis' home office, or by (2) a telephone transfer as described below. We do not charge for any transfer. However, transfers from a guarantee period, other than the one-year guarantee period, that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal First Fortis program for the transfer of fixed account value may be subject to a Market Value Adjustment. See "Market Value Adjustment".

The MINIMUM transfer from a subaccount or guarantee period is the LESSER of:

    - $1,000, or

    - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

    - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

    - any applicable surrender charge, and

    - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

PARTIAL SURRENDERS. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to First Fortis' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period other than the one-year guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment UNLESS the surrender is (1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal First Fortis program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER OR ANNUITANT

If the owner dies prior to the annuity commencement date, we will pay a death benefit. If the contract owner is a non-natural person, then we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2), or (3) as follows:

(1) The contract value as of the date used for valuing the death benefit.

(2) The sum or all purchase payments made, reduced by pro rata adjustments for each withdrawal.

(3) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the contract owner's attainment of age 75.

    An Anniversary Value is equal to:

    (a)  the contract value on the anniversary, plus

     (b)  any purchase payments made since the anniversary, reduced by

     (c)  pro rata adjustments for any withdrawals made since the anniversary.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The person entitled to the death benefit under the terms of the contract may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the death benefit payee selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the death benefit payee desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

The pro rata adjustments referred to above are more fully described in Appendix D at the end of this prospectus.

See Appendix A for sample death benefit calculation.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

    - if the return is HIGHER than 3% annually, the Annuity Unit value will INCREASE, and the second payment will be HIGHER than the FIRST; and

    - if the return is LOWER than 3% annually, the Annuity Unit value will DECREASE, and the second payment will be LOWER than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

TRANSFERS. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

OPTION A, LIFE ANNUITY. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS TO 20 YEARS. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

WE ALSO HAVE OTHER ANNUITY OPTIONS AVAILABLE. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

    - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds

    - or death benefit or (2) annuitization of a contract, or when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

ADMINISTRATIVE EXPENSE CHARGE. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE
We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

FREE SURRENDERS. You can withdraw the following amounts from the contract without a surrender charge:

    - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

    - Any earnings that you have not previously surrendered;

    - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1994. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

AMOUNT OF SURRENDER CHARGE. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
     SINCE PURCHASE         AS A PERCENTAGE OF
  PAYMENT WAS CREDITED       PURCHASE PAYMENT
-------------------------  ---------------------
       Less than 2                  7%
At least 2 but less than
            4                       6%
At least 4 but less than
            5                       5%
At least 5 but less than
            6                       3%
At least 6 but less than
            7                       1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by First Fortis and the following persons associated with First Fortis, if at the contract issue date they are (1) officers and directors (2) employees (3) spouses of any such persons or any of such persons' children.

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of First Fortis can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of First Fortis.

The contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to First Fortis. Certain retirement programs may require spousal consent to name or change a beneficiary. In addition, applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a contract owner, or the Annuitant if the contract owner is a non-natural person, prior to the annuity commencement date, the beneficiary will be determined as follows:

    - If upon the death of a contract owner there is one or more surviving contract owners, the surviving contract owner(s) will be the beneficiary (these override any other beneficiary designations).

    - If upon the death of a contract owner there are no surviving contract owners, and upon the death of the Annuitant, the beneficiary will be the beneficiary designated by the contract owner.

    - If there is no surviving beneficiary who has been designated by the contract owner, then the contract owner, or the contract owner's estate, will be the beneficiary.

REPORTS

We will mail to the contract owner (or to the person receiving payments during the annuity period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the portfolios, but not necessarily of the Variable Account or First Fortis.

RIGHTS RESERVED BY FIRST FORTIS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

    - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

    - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

    - To change the time or time of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of First Fortis, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.

First Fortis paid a total of $1,108,526 and $1,355,423 to Fortis Investors for annuity contract distribution services during 1997 and 1998, respectively, $101,176 of which in 1997 and $101,176 in 1998 was not reallowed to other broker dealers or exempt firms. In the distribution agreement, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. First Fortis or Fortis Investors may pay travel expenses that arise from these trips.

See Note 9 to the Notes to First Fortis' Financial Statements as to amounts it has paid to Fortis, Inc. and Fortis Benefits Insurance Company, affiliates of First Fortis for various services.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55125 and its mailing address is P.O. Box 64284, St. Paul, MN 55164. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $23,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons ARE taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

    - made on or after you or another payee reach age 59 1/2, or is

    - made to a beneficiary on or after your death, or is

    - made upon your disability or that of another payee, or is

    - part of a series of substantially equal annuity payments for your life or life expectancy, or is

    - part of a series of substantially equal annuity payments for the life or life expectancy of you AND your beneficiary.

Premature distributions may result, for example, from:

    - an early annuity commencement date

    - an early surrender or partial surrender of a contract

    - an assignment of a contract

    - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

    - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

    - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

      - within five years after your death, or

      - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

    - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

    - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

    - Individual retirement annuities ("IRAs") under Section 408(b);

    - Simplified employee pension plans ("SEPs") under Section 408(k);

    - SIMPLE IRA Plans under Section 408(p); and

    - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1)  elective contributions made for years beginning after December 31, 1988;

(2)  earnings on those contributions; and

(3)  earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FIRST FORTIS

First Fortis Life Insurance Company is an affiliate of the worldwide Fortis group of companies owned by Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium. The Company was originally organized under New York Insurance Law on August 12, 1971, and was acquired by the current owners on March 24, 1989, to enable the Fortis group of companies the ability to distribute their products to the New York State marketplace.

On October 1, 1991, First Fortis Life Insurance Company and its affiliate Fortis Benefits Insurance Company (the "Companies"), entered into an Asset Transfer and Acquisition Agreement (the "Agreement") with Mutual Benefit Life Insurance Company in Rehabilitation (MBL). Pursuant to the Agreement, the Companies acquired certain assets and assumed certain liabilities of MBL relating to the group life, accident and health, disability and dental insurance business of MBL. That portion of the business conducted in New York was assumed by First Fortis, while the remaining and more substantial portion of the business was assumed by Fortis Benefits Insurance Company. N.V. AMEV contributed $25 million in cash to the paid-in-capital of First Fortis on October 1, 1991 in connection with the acquisition.

GENERAL

We offer and sell insurance products, including fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of First Fortis' outstanding shares are owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/ VSB 1990 N.W. is 50% owned by Fortis (NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of First Fortis. This summary has been derived in part from the financial statements of First Fortis included elsewhere in this prospectus. You should read the following along with these financial statements.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                          (IN THOUSANDS)                               1998        1997        1996        1995        1994
                                                                    ----------  ----------  ----------  ----------  ----------
INCOME STATEMENT DATA
  Premiums........................................................  $   54,451  $   51,846  $   67,516  $   81,201  $   92,056
  Net investment income...........................................       8,187       7,907       7,891       7,466       6,261
  Realized investment gains (losses)..............................       1,436         361          (3)      2,683      (1,057)
  Other income....................................................       1,202         682         336         298         287
                                                                    ----------  ----------  ----------  ----------  ----------
TOTAL REVENUES                                                          65,276      60,796      75,740      91,648      97,547
                                                                    ----------  ----------  ----------  ----------  ----------
                                                                    ----------  ----------  ----------  ----------  ----------
  Benefits and expenses...........................................      61,477      60,983      75,596      96,371     104,582
  Income tax expense (benefit)....................................       1,347         (63)        (39)     (1,563)       (999)
  Net income (loss)...............................................  $    2,452  $     (124) $      183  $   (3,160) $   (6,036)

BALANCE SHEET DATA
  Total assets....................................................  $  217,502  $  170,898  $  142,742  $  139,913  $  123,954
  Total liabilities...............................................  $  177,476  $  133,817  $  107,050  $  101,523  $   97,913
  Total shareholder's equity......................................  $   40,026  $   37,081  $   35,692  $   38,390  $   26,041

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

REVENUES

First Fortis (the "Company") life insurance premiums increased during 1998 as compared to 1997 due to strong group life sales. Accident and health premiums decreased during 1998 as compared to 1997. This accident and health premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $4.2 million in premium inforce at December 31, 1998. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental sales have caused the group accident and health premium mix to shift. The dental, disability income, and medical premium represented 44%, 41%, and 15%, respectively, of total group accident and health premium in 1998 compared to 39%, 39%, and 22%, respectively, in 1997.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

1998 life benefits as compared to premium were lower than 1997 due to more favorable mortality experience, despite the fact that the aggregate amount of claims increased. The decrease in accident and health benefits in 1998 as compared to 1997 is primarily due to improved experience in the group medical products. Slightly offsetting this is a larger volume of new group long term disability claims.

EXPENSES

The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.

The Company's general and administrative expenses as a percent of premium has decreased in 1998 from 1997 as a reflection of the Company's expense monitoring efforts.

YEAR 2000

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the Company have been met by funds provided from operations, including investment income. Funds are principally used to provide for policy benefits, operating expenses, commissions and investment purchases. The impact of the declining inforce medical business has been considered in evaluating the Company's future liquidity needs. The Company expects its operating activities to continue to generate sufficient funds.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculation using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios which would require regulatory attention.

The Company has no long or short term debt. As of December 31, 1998, 96% of the Company's fixed maturity investments consisted of investment grade bonds. The Company does not expect this percentage to change significantly in the future.

REGULATION

The Company is subject to the laws and regulations established by the New York State Insurance Department governing insurance business conducted in New York State. Periodic audits are conducted by the New York Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

    - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

    - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

      - mortality assumptions,

      - the assumed interest rate used in determining the number of Annuity Units under the contract, and

      - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

    - the election of the Board of Directors of the portfolios,

    - ratification of the selection of a portfolio's independent auditors,

    - the approval of the investment managers of a portfolio,

    - changes in fundamental investment policies of a portfolio, and

    - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.

YEAR 2000 ISSUES

At First Fortis, we use computer systems to process policy transactions and valuations. We need to adjust these computer systems so that we may continue to administer policies after the Year 2000. First Fortis is devoting all resources necessary to make these systems modifications, and we expect that the necessary changes will be completed on time, with no disruption to our policy servicing operations. However, as with most system conversion projects, risks and uncertainties exist. In part, this is due to our necessary reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on our ability to service policies. As such, we are closely monitoring these entities to avoid any unforeseen circumstances. See the Note entitled "Year 2000" in the First Fortis Financial Statements.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

First Fortis and the Variable Account..........
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FIRST FORTIS FINANCIAL STATEMENTS

The financial statements of First Fortis that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying balance sheets of First Fortis Life Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Fortis Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
February 19, 1999
Minneapolis, MN

BALANCE SHEETS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
   1998--$125,787; 1997--$102,284)..........................  $   130,038   $   105,776
  Short-term investments....................................          830        11,697
                                                              -----------   -----------
                                                                  130,868       117,473

Cash and cash equivalents...................................        1,160         7,453

Receivables:
  Uncollected premiums, less allowance (1998 and
   1997--$100)..............................................        3,538         2,358
  Reinsurance recoverable on unpaid and paid losses.........       28,458        19,764
  Other.....................................................          417         1,402
                                                              -----------   -----------
                                                                   32,413        23,524
Accrued investment income...................................        1,895         1,700
Deferred policy acquisition costs...........................        3,148         1,413
Property and equipment at cost, less accumulated
 depreciation (1998--$2,086; 1997--$1,853)..................          324           676
Deferred federal income taxes...............................        1,150         2,079
Goodwill, less accumulated amortization (1998--$368;
 1997--$322)................................................          462           508
Assets held in separate accounts............................       46,082        16,072
                                                              -----------   -----------
TOTAL ASSETS................................................  $   217,502   $   170,898
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Life insurance..........................................  $    30,388   $    27,671
    Interest sensitive and investment products..............        6,267         6,878
    Accident and health.....................................       68,206        61,175
                                                              -----------   -----------
                                                                  104,861        95,724
  Unearned revenues.........................................        8,535         5,223
  Other policy claims and benefits payable..................       11,084        10,304
  Income taxes payable......................................        2,017           911
  Other liabilities.........................................        4,897         5,583
  Liabilities related to separate accounts..................       46,082        16,072
                                                              -----------   -----------
TOTAL POLICY RESERVES AND LIABILITIES.......................      177,476       133,817

COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
  Common stock, $20 par value:
    Authorized, issued and outstanding shares--100,000......        2,000         2,000
  Additional paid-in capital................................       37,440        37,440
  Retained deficit..........................................       (2,190)       (4,642)
  Accumulated other comprehensive income....................        2,776         2,283
                                                              -----------   -----------
TOTAL SHAREHOLDER'S EQUITY..................................       40,026        37,081
                                                              -----------   -----------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S
 EQUITY.....................................................  $   217,502   $   170,898
                                                              -----------   -----------
                                                              -----------   -----------

                            See accompanying notes.

FIRST FORTIS LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(IN THOUSANDS)

                                                                                            YEAR ENDED DECEMBER 31
                                                                                        -------------------------------
                                                                                          1998       1997       1996
                                                                                        ---------  ---------  ---------
REVENUES
  Insurance operations:
    Life insurance premiums...........................................................  $  23,057  $  19,158  $  22,791
    Interest sensitive and investment product policy charges..........................         71          4         59
    Accident and health insurance premiums............................................     31,323     32,684     44,666

  Net investment income...............................................................      8,187      7,907      7,891
  Net realized gains on investments...................................................      1,436        361         (3)
  Other income........................................................................      1,202        682        336
                                                                                        ---------  ---------  ---------
    TOTAL REVENUES....................................................................     65,276     60,796     75,740

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Life insurance....................................................................     16,167     14,597     19,720
    Interest sensitive and investment products........................................        815        196         72
    Accident and health...............................................................     26,616     29,090     37,988
                                                                                        ---------  ---------  ---------
                                                                                           43,598     43,883     57,780

Amortization of deferred policy acquisition costs.....................................       (106)       (56)       (92)
Insurance commissions.................................................................      5,056      4,457      5,214
General and administrative expenses...................................................     12,929     12,699     12,694
                                                                                        ---------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES.......................................................     61,477     60,983     75,596
                                                                                        ---------  ---------  ---------
Income (loss) before federal income taxes.............................................      3,799       (187)       144
Federal income taxes..................................................................      1,347        (63)       (39)
                                                                                        ---------  ---------  ---------
NET INCOME (LOSS).....................................................................  $   2,452  $    (124) $     183
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                                 ACCUMULATED
                                                                                 ADDITIONAL                         OTHER
                                                                    COMMON        PAID-IN        RETAINED       COMPREHENSIVE
                                                     TOTAL          STOCK         CAPITAL         DEFICIT       (LOSS) INCOME
                                                  ------------   ------------   ------------   -------------   ---------------
Balance, January 1, 1996........................     $  38,390      $  2,000       $ 37,440        $ (4,701)      $  3,651
  Comprehensive loss:
    Net income..................................           183            --             --             183             --
    Change in unrealized losses on investments,
     net........................................        (2,882)           --             --              --         (2,882)
                                                  ------------
  Comprehensive loss............................        (2,699)
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1996......................        35,691         2,000         37,440          (4,518)           769
  Comprehensive income:
    Net loss....................................          (124)           --             --            (124)            --
    Change in unrealized gains on investments,
     net........................................         1,514            --             --              --          1,514
                                                  ------------
  Comprehensive income..........................         1,390
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1997......................        37,081         2,000         37,440          (4,642)         2,283
  Comprehensive income:
    Net income..................................         2,452            --             --           2,452             --
    Change in unrealized gains on investments,
     net........................................           493            --             --              --            493
                                                  ------------
  Comprehensive income..........................         2,945
                                                  ------------        ------    ------------         ------         ------
Balance, December 31, 1998......................     $  40,026      $  2,000       $ 37,440        $ (2,190)      $  2,776
                                                  ------------        ------    ------------         ------         ------
                                                  ------------        ------    ------------         ------         ------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                                       YEAR ENDED DECEMBER 31
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                   ---------  ---------  ---------
OPERATING ACTIVITIES
  Net income (loss)..............................................................  $   2,452  $    (124) $     183
  Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
    Change in deferred tax.......................................................        665     (1,338)        --
    Depreciation, amortization and accretion.....................................        299        707        804
    Loss on disposal of property and equipment...................................         12         --         --
    Net realized (gains) losses on investments...................................     (1,436)      (361)         4
    (Increase) decrease in uncollected premiums, accrued investment income and
     other.......................................................................       (390)     2,309     (1,076)
    Increase in reinsurance recoverable..........................................     (8,694)    (5,033)    (5,395)
    Increase in income taxes payable.............................................      1,106        883      1,772
    Amortization of policy acquisition costs.....................................       (106)       (56)       (92)
    Policy acquisition costs deferred............................................     (1,629)    (1,110)      (155)
    Increase in future policy benefit reserves, unearned revenues and other
     policy claims and benefits..................................................     13,922      1,769      5,265
    (Decrease) increase in other liabilities.....................................       (686)     1,533     (1,939)
                                                                                   ---------  ---------  ---------
        NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES......................      5,515       (821)      (629)

INVESTING ACTIVITIES
  Purchases of fixed maturity investments........................................   (187,953)  (127,426)  (140,954)
  Sales and repayments of fixed maturity investments.............................    165,971    137,273    135,352
  Decrease (increase) in short-term investments..................................     10,867    (11,697)     6,942
  Purchases of property and equipment............................................         --       (107)      (310)
                                                                                   ---------  ---------  ---------
        NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES......................    (11,115)    (1,957)     1,030

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received......................................................     13,661     10,679         --
    Surrenders and death benefits................................................    (15,075)    (2,152)        --
    Interest credited to policyholders...........................................        721        159         --
                                                                                   ---------  ---------  ---------
        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES......................       (693)     8,686         --
                                                                                   ---------  ---------  ---------

(Decrease) increase in cash and cash equivalents.................................     (6,293)     5,908        401
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...........................      7,453      1,545      1,144
                                                                                   ---------  ---------  ---------
        CASH AND CASH EQUIVALENTS AT END OF YEAR.................................  $   1,160  $   7,453  $   1,545
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                             See accompanying note

NOTES TO FINANCIAL STATEMENTS
FIRST FORTIS LIFE INSURANCE COMPANY

DECEMBER 31, 1998

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

First Fortis Life Insurance Company (the Company) is an affiliate of the worldwide Fortis group of companies owned by Fortis (B) and Fortis (NL) N.V. Prior to April 30, 1997, First Fortis was wholly-owned by Fortis (B), while the other U.S. subsidiaries of Fortis (B) and Fortis (NL) N.V. operated under the holding company of Fortis, Inc. Upon regulatory approval by the New York State Insurance Department in April 1997, the Company became a wholly-owned subsidiary of Fortis, Inc. The Company was organized to enable the Fortis group of companies to distribute their products to the New York State marketplace. To date, the Company's revenues have been derived primarily from group employee benefits products. During 1998, the Company had no direct premium written by third party administrators ("TPAs"). Effective January 1, 1996, the Company stopped offering its group medical products; however, the Company will continue to renew and service existing medical business, which represented $4,648,000, $7,297,000 and $17,871,000 of 1998, 1997 and 1996 accident and health premiums, respectively.

BASIS OF STATEMENT PRESENTATION

During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, REPORTING COMPREHENSIVE INCOME. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which practices differ in certain respects from statutory accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenue when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.5% to 10.25% in 1998 and 3.5% to 10.0% in 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

Premiums for credit insurance included in life insurance premiums and accident and health insurance premiums are recognized as revenues when due over the estimated coverage period.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For credit life, disability and accident and health insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value.

FIRST FORTIS LIFE INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    (CONTINUED)
Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs are reported as accumulated other comprehensive income and, accordingly, have no effect on net income.

Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

GOODWILL

Goodwill represents the excess of the purchase price paid over net assets acquired in connection with the purchase of the shell of Metropolitan Life. Goodwill is amortized on a straight line basis over 18 years.

INCOME TAXES

Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations. Assets and liabilities associated with separate accounts relate to deposit and annuity considerations for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectance experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

FIRST FORTIS LIFE INSURANCE COMPANY

2.  INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                                   GROSS       GROSS
                                                    AMORTIZED    UNREALIZED  UNREALIZED     FAIR
                                                      COST         GAIN        LOSS         VALUE
                                                   -----------   ---------   ---------   -----------
December 31, 1998
  Governments....................................  $   18,770    $    437    $     14    $    19,193
  Public utilities...............................      14,446         768         119         15,095
  Industrial and miscellaneous...................      92,571       3,471         292         95,750
                                                   -----------   ---------        ---    -----------
    Total........................................  $  125,787    $  4,676    $    425    $   130,038
                                                   -----------   ---------        ---    -----------
                                                   -----------   ---------        ---    -----------
December 31, 1997
  Governments....................................  $    3,599    $    125    $      2    $     3,722
  Public utilities...............................       8,212         247          --          8,459
  Industrial and miscellaneous...................      90,473       3,197          75         93,595
                                                   -----------   ---------        ---    -----------
    Total........................................  $  102,284    $  3,569    $     77    $   105,776
                                                   -----------   ---------        ---    -----------
                                                   -----------   ---------        ---    -----------

The amortized cost and fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below (in thousands):

                                                                          AMORTIZED       FAIR
                                                                            COST          VALUE
                                                                         -----------   -----------
Due in one year or less................................................  $    1,226    $     1,228
Due after one year through five years..................................      41,505         42,350
Due after five years through ten years.................................      42,709         44,286
Due after ten years....................................................      40,347         42,174
                                                                         -----------   -----------
Total..................................................................  $  125,787    $   130,038
                                                                         -----------   -----------
                                                                         -----------   -----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $525,000, at December 31, 1998 and 1997, on deposit with various governmental authorities as required by law.

NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income for each year were as follows (in thousands):

                                                                          1998       1997       1996
                                                                        ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities......................................................  $   8,108  $   7,744  $   7,941
Short-term investments................................................        222        302        231
                                                                        ---------  ---------  ---------
                                                                            8,330      8,046      8,172
Expenses..............................................................       (143)      (139)      (281)
                                                                        ---------  ---------  ---------
Net investment income.................................................  $   8,187  $   7,907  $   7,891
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

All net realized gains (losses) on investments resulted from sales of fixed maturities.

Proceeds from sales of investments were $165,471,000, $134,234,000, and $135,352,000 in 1998, 1997, and 1996, respectively. Gross gains of $1,757,000,
$1,136,000, and $1,551,000 and gross losses of $321,000, $775,000, and
$1,554,000 were realized on the sales in 1998, 1997, and 1996, respectively.

FIRST FORTIS LIFE INSURANCE COMPANY

2.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, were as follows (in thousands):

                                                                              TAX
                                                             BEFORE-TAX    (BENEFIT)   NET-OF-TAX
                                                               AMOUNT       EXPENSE      AMOUNT
                                                             -----------  -----------  -----------
December 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains(losses) on available-for-sale
   investments.............................................   $   2,194    $    (768)   $   1,426
  Reclassification adjustment for gains realized in net
   income..................................................      (1,436)         503         (933)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $     758    $    (265)   $     493
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $   2,766    $  (1,017)   $   1,748
  Reclassification adjustment for gains (losses) realized
   in net income...........................................        (361)         126         (234)
                                                             -----------  -----------  -----------
Other comprehensive income.................................   $   2,405    $    (891)   $   1,514
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------
December 31, 1996
Unrealized (losses) gains on investments:
  Unrealized gains (losses) on available-for-sale
   investments.............................................   $  (4,370)   $   1,486    $  (2,884)
  Reclassification adjustment for losses realized in net
   income..................................................           3           (1)           2
                                                             -----------  -----------  -----------
Other comprehensive (loss).................................   $  (4,367)   $   1,485    $  (2,882)
                                                             -----------  -----------  -----------
                                                             -----------  -----------  -----------

3.  LEASES

    The Company leases office space under operating lease arrangements that have various renewal options and are subject to escalation clauses for real estate taxes and operating expenses. Rent expense was $789,000, $661,000, and $692,000 in 1998, 1997, and 1996, respectively. Future minimum payments required under operating lease arrangements that have initial or noncancelable terms in excess of one year or more are: 1999-- $602,000, 2000--$51,000, 2001--$43,000 and
2002--$28,000.

4.  ACCIDENT AND HEALTH RESERVES

    Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $  60,498  $  61,482  $  65,764
Add: Incurred losses related to:
  Current year.....................................................     16,816     25,424     38,798
  Prior years......................................................      9,800      3,666       (810)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................     26,616     29,090     37,988
Deduct: Paid losses related to:
  Current year.....................................................     11,639     15,393     23,727
  Prior year.......................................................     12,935     14,681     18,543
                                                                     ---------  ---------  ---------
    Total paid losses..............................................     24,574     30,074     42,270
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $  62,540  $  60,498  $  61,482
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

As discussed in Note 1, the Company stopped offering group medical products in 1996 but continues to service and renew existing business, resulting in lower incurred and paid loss activity for the years ended December 31, 1998, 1997 and 1996.

The liability for unpaid accident and health claims includes $59,339,000, $55,956,000 and $55,152,000 of total disability income reserves as of December 31, 1998, 1997 and 1996, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FIRST FORTIS LIFE INSURANCE COMPANY

4.  ACCIDENT AND HEALTH RESERVES (CONTINUED)
The 1998 and 1997 claims incurred related to prior years is principally additional payments and increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year. For 1996, the claims incurred related to prior years resulted from favorable experience mitigated by increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year.

5.  FEDERAL INCOME TAXES

    As of May 1, 1997, the Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1998 and 1997 are as follows (in thousands):

                                                                                   DECEMBER 31
                                                                               --------------------
                                                                                 1998       1997
                                                                               ---------  ---------
Deferred tax assets:
  Reserves...................................................................  $     473  $   2,437
  Separate account assets/liabilities........................................      1,545        229
  Deferred policy acquisition costs..........................................         --        228
  Alternative minimum tax credit carryforward................................        308        392
  Net operating loss carryforward............................................        557        598
  Other......................................................................         19        493
                                                                               ---------  ---------
    Total deferred tax assets................................................      2,902      4,377

Deferred tax liabilities:
  Deferred policy acquisition costs..........................................        213         --
  Unrealized gains...........................................................      1,487      1,287
  Other......................................................................         52      1,011
                                                                               ---------  ---------
    Total gross deferred tax liabilities.....................................      1,752      2,298
                                                                               ---------  ---------
    Net deferred tax asset...................................................  $   1,150  $   2,079
                                                                               ---------  ---------
                                                                               ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and therefore, no such valuation allowance has been established.

The Company's tax benefit for the year ended December 31 is shown as follows (in thousands):

                                                                           1998       1997       1996
                                                                         ---------  ---------  ---------
Current................................................................  $     889  $     (35) $    (131)
Deferred...............................................................        458        (28)        92
                                                                         ---------  ---------  ---------
                                                                         $   1,347  $     (63) $     (39)
                                                                         ---------  ---------  ---------
                                                                         ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $382,000 and $32,000 in 1997 and 1996 respectively, and net refunds of $424,000 in 1998.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                              1998         1997        1996
                                                                               ---          ---         ---
Statutory income tax rate................................................        35.0%        35.0%       34.0%
Other, including provision for prior year adjustments....................          .4         (1.3)      (61.3)
                                                                                  ---          ---         ---
                                                                                 35.4%        33.7%      (27.3)%
                                                                                  ---          ---         ---
                                                                                  ---          ---         ---

As of May 1, 1997, the Company is included as a member of a federal consolidated group that has a statutory federal rate of 35%.

At December 31, 1998, the Company has net operating loss and capital loss carryforwards relating to periods ending before May 1, 1997, for federal income tax purposes of $1,591,000 which are available to offset future federal taxable income of the Company, if any, through 2009. The Company also has alternative minimum tax credit carryforwards of $308,000 relating to periods before May 1, 1997, which are available to reduce future federal regular income taxes of the Company, if any, over an indefinite period of time.

FIRST FORTIS LIFE INSURANCE COMPANY

6.  REINSURANCE

    The maximum amounts that the Company retains on any one life are $500,000 for group life; $250,000 for group accidental death; $2,000 net monthly benefit for long-term disability; from 10% to 100% of possible benefits payable under credit life and credit disability insurance; and none of a closed block of individual life business. Amounts in excess of these limits are reinsured with various insurance companies on a yearly renewable term, coinsurance or other basis.

In the second quarter of 1996, the Company received approval from the New York State Insurance Department for a reinsurance agreement with the Fortis Benefits Insurance Company ("Fortis Benefits"), an affiliate. The agreement, which became effective as of January 1, 1996, decreased the Company's long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has ceded $5,601,000, $5,742,000 and $6,144,000 of premium to Fortis Benefits in 1998,
1997 and 1996, respectively. Fortis Benefits has assumed $9,315,000, $5,452,000 and $3,599,000 of reserves in 1998, 1997 and 1996, respectively, from the Company. In the future, the agreement is expected to reduce the variability of financial results for this product line.

Future policy benefits and other policy claims and benefits payable are reported gross of reinsurance. The reinsured portion of future policy benefits and other policy claims and benefits payable are $28,458,000 and $19,764,000 in 1998 and 1997, respectively.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                        1998       1997       1996
                                                                      ---------  ---------  ---------
Life insurance......................................................  $   5,343  $   3,249  $   1,366
Accident and health insurance.......................................     11,343      8,768      7,085
                                                                      ---------  ---------  ---------
                                                                      $  16,686  $  12,017  $   8,451
                                                                      ---------  ---------  ---------
                                                                      ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                        1998       1997       1996
                                                                      ---------  ---------  ---------
Life insurance......................................................  $   1,740  $   1,628  $   1,021
Accident and health insurance.......................................      3,504      2,310        348
                                                                      ---------  ---------  ---------
                                                                      $   5,244  $   3,938  $   1,369
                                                                      ---------  ---------  ---------
                                                                      ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

7.  DIVIDEND RESTRICTIONS

    The Company is subject to insurance regulatory restrictions that limit cash dividends which can be paid from the Company to its Parent. All dividends require prior approval by the New York State Insurance Department.

8.  REGULATORY ACCOUNTING REQUIREMENTS

    The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from company to company within a state, and may change in the future. While the NAIC has recently completed a project to codify statutory accounting practices, which may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements, adoption by Minnesota is not anticipated before 2001.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FIRST FORTIS LIFE INSURANCE COMPANY

8.  REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income (loss) and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                       SHAREHOLDER'S EQUITY
                                                             NET INCOME (LOSS)
                                                      -------------------------------  --------------------
                                                        1998       1997       1996       1998       1997
                                                      ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices.............  $   1,177  $    (296) $    (428) $  28,782  $  27,358
Deferred policy acquisition costs...................      1,764      1,180        247      3,148      1,413
Deferred and uncollected premiums...................    (14,055)       246         76         97        425
Policy reserves.....................................     13,463       (660)       476       (361)       (92)
Investment valuation difference.....................         --        (47)        --      4,250      3,492
Realized gains (losses) on investments..............        896        235         (3)        --         --
Amortization of goodwill............................        (46)       (46)       (46)       462        508
Income taxes........................................       (458)        28        115         55        778
Pension.............................................        (19)      (275)        --       (321)      (301)
Amortization of IMR.................................       (347)      (348)      (426)        --         --
Interest Maintenance Reserve........................         --         --         --      2,438      1,888
Asset Valuation Reserve.............................         --         --         --        814        717
Property and equipment..............................         --         --         --        164        318
Agents balances.....................................         --         --         --        300        456
Other...............................................         77       (141)       172        198        121
                                                      ---------  ---------  ---------  ---------  ---------
As reported herein..................................  $   2,452  $    (124) $     183  $  40,026  $  37,081
                                                      ---------  ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------  ---------

9.  TRANSACTIONS WITH AFFILIATED COMPANIES

    The Company received various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment information systems, actuarial and other administrative functions. The fees paid for these services for years ended December 31, 1998, 1997 and 1996, were $1,712,000, $2,568,000 and $1,648,000, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

10. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

Separate account assets and liabilities are reported at their estimated fair value in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                                      (IN THOUSANDS)
                                                                                        DECEMBER 31
                                                                   -----------------------------------------------------
                                                                             1998                        1997
                                                                   -------------------------   -------------------------
                                                                    CARRYING        FAIR        CARRYING        FAIR
                                                                     AMOUNT         VALUE        AMOUNT         VALUE
                                                                   -----------   -----------   -----------   -----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities...........................................  $  130,038    $   130,038   $  105,776    $   105,776
  Short-term investments.........................................         830            830       11,697         11,697
  Cash...........................................................       1,160          1,160        7,453          7,453
  Assets held in separate accounts...............................      46,082         46,082       16,072         16,072
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)...................................................  $    8,435    $     8,097   $    6,877    $     6,554
  Liabilities related to Separate Accounts.......................      46,082         46,082       16,072         16,072

FIRST FORTIS LIFE INSURANCE COMPANY

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

    Fortis (the Company's parent) sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. As a matter of policy, pension costs are funded as they accrue and vested benefits are fully funded. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to $52,000, $61,000 and $72,000 for 1998, 1997 and 1996, respectively.

The Company has a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. The Company matches 200% up to 3% of the employee's contribution. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The amount expensed was approximately $124,000, $122,000 and $182,000 for 1998, 1997 and
1996, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

12. COMMITMENTS AND CONTINGENCIES

    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

13. YEAR 2000 (UNAUDITED)

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. At December 31, 1998, the Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

          1 + I              n/12
      ( ----------)                - 1
       1 + J + 0025

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment

                    1 + .08            60/12
 $10,000 x      [( -----------)              - 1]      = $354.57
                1 + .07 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,354.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                9%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                     1 + .08            60/12
 $10,000 x       [( -----------)              - 1]      = - $559.14
                 1 + .09 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred           $10,000
Guarantee Period                          7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7.75%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                      1 + .08               60/12
$10,000 x        [( -------------)]               - 1]      = $0
                 1 + .0775 + .0025

           Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000
------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

Date of Death is the 3rd Contract Anniversary                                      Example 1    Example 2    Example 3
                                                                                  -----------  -----------  -----------
  a. Purchase Payments Made Prior to Death, accumulated at 5%                      $  32,000    $  32,000    $  32,000
  b. Contract Value on Date of Death                                               $  20,000    $  36,000    $  25,000
  c. 1 Year Ratchet Option Value                                                   $  35,000    $  36,000    $  31,000
Death Benefit is larger of a, b, and c.                                            $  35,000    $  36,000    $  32,000


Date of Death is the 5th Contract Anniversary                                      Example 1    Example 2    Example 3
                                                                                  -----------  -----------  -----------
  a. Purchase Payments Made Prior to Death, accumulated at 5%                      $  34,000    $  34,000    $  34,000
  b. Contract Value on Date of Death                                               $  38,000    $  38,000    $  28,000
  c. 1 Year Ratchet Option Value                                                   $  38,000    $  40,000    $  33,000
Death Benefit is larger of a, b, and c                                             $  38,000    $  40,000    $  34,000

Date of Death is the 10th Contract Anniversary                                     Example 1    Example 2    Example 3
                                                                                  -----------  -----------  -----------
  a. Purchase Payments Made Prior to Death, accumulated at 5%                      $  36,000    $  36,000    $  36,000
  b. Contract Value on Date of Death                                               $  39,000    $  34,000    $  31,000
  c. 1 Year Ratchet Option Value                                                   $  39,000    $  37,000    $  32,000
Death Benefit is larger of a, b, and c                                             $  39,000    $  37,000    $  36,000

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus The annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

           Total Variable Account Annual Expenses                                                                     1.35%
+          Total Series Fund Operating Expenses                                                                       0.65%
=          Total Expense Rate                                                                                         2.00%

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = 1000.00 X .0200 = $20.00

Year 2 Beginning Policy Value = $1029.00
Year 2 Expense = 1030.00 X .0200 = $20.60

Year 3 Beginning Policy Value = $1060.70
Year 3 Expense = 1060.90 X .0200 = $21.22

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.00 + $20.60 + $21.22 = $61.82.

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

   Surrender Charge                   (Initial                    10% Free                    Surrender
      Percentage             X         Premium         -         Withdrawal)         =          Charge

    0.06 x ($1000.00 - $100.00) = $54.00

So the total expense if surrendered is $61.82 + $54.00 = $115.82.

APPENDIX D--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled Benefit Payable on Death of Owner (or Annuitant).

Under the death benefit set forth as (2) in that section, the pro rata adjustment for a given withdrawal is equal to:

(a)   the withdrawn amount, divided by

(b) the contract value immediately before the amount was withdrawn, the result multiplied by

(c) the aggregate amount of all prior purchase payments less pro rata adjustments for all prior withdrawals.

Under the death benefit set forth as (3) in that section, the pro rata adjustment for a given withdrawal is equal to

(a)   the withdrawn amount, divided by

(b) the contract value immediately before the amount was withdrawn, the result multiplied by

(c)   the quantitly equal to:

            (i) the contract value on the anniversary, plus

           (ii) purchase payments made since the anniversary and before withdrawal, plus

           (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

DEFG

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                     PERMIT NO. 3794
                                                     MINNEAPOLIS, MN

PROSPECTUS
MAY 1, 1999

                              FLEXIBLE PREMIUM DEFERRED
                   COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                               (MASTERS AND MASTERS +)
                                      Issued by


                         FIRST FORTIS LIFE INSURANCE COMPANY


                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1999

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for contracts under flexible premium deferred combination variable and fixed annuity contracts ("Contracts"), dated May 1, 1999. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2000, mailing address: P.O. Box 64272, St. Paul, MN 55164 or First Fortis Life Insurance Company ("First Fortis") 1-800-745-8248, mailing address:
P. O. Box 3249, Syracuse, NY 13220. You have the option of receiving benefits under a Contract through First Fortis' Variable Account A or through First Fortis' Fixed Account.

TABLE OF CONTENTS

First Fortis and the Variable Account. . . . . . . . . . . . . . . . . . . . . . . .2
Calculation of Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . . . .2
Postponement of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
 -  Safekeeping of Variable Account Assets . . . . . . . . . . . . . . . . . . . . .3
 -  Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
 -  Principal Underwriter. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Limitation on Allocations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Change of Investment Adviser or Investment Policy. . . . . . . . . . . . . . . . . .4
Taxation Under Certain Retirement Plans. . . . . . . . . . . . . . . . . . . . . . .4
Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Variable Account Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .9
Appendix A -- Performance Information. . . . . . . . . . . . . . . . . . . . . . .A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FIRST FORTIS AND THE VARIABLE ACCOUNT

First Fortis Life Insurance Company, the issuer of the Contracts, is a New York corporation qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc. Fortis Inc. is a corporation based in New York, which manages the United States operations of Fortis (NL) N.V. and Fortis (B). Fortis, Inc. is wholly-owned by Fortis International, Inc., which is in turn wholly-owned by Sycamore Insurance Holding N.V. The latter is 50% owned by Fortis (NL) N.V. and 50% owned, through certain subsidiaries, by Fortis (B).

Fortis (NL) N.V. is a publicly-traded, multi-national insurance and financial services group headquartered in The Netherlands. Fortis (NL) N.V. is an international financial services firm that has been in business since 1847. It is one of the largest holding companies in Europe with subsidiary companies in twelve countries on four continents. Fortis (NL) N.V. is the third largest insurance company in The Netherlands. Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium. Fortis (NL) N.V. and Fortis (B) have combined assets of approximately $390 billion.

The assets allocated to the Variable Account are the exclusive property of First Fortis. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of First Fortis by the Securities and Exchange Commission. First Fortis may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Contracts and other variable annuity contracts issued by First Fortis. First Fortis may from time to time transfer to its General Account any of such excess amounts.

Best's Insurance Reports assigned First Fortis a rating of A (Excellent) for financial position and operating performance. First Fortis has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security." These ratings represent such rating agencies' independent opinion of First Fortis' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by First Fortis. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value, after any Market Value Adjustment, is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

ANNUITY UNITS. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option -- Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% (3% for the Opportunity +) assumed interest rate used in the annuity tables of the Contract.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. We will make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by First Fortis at its Home Office.

However, First Fortis may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for First Fortis to determine the investment experience for the Contract, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by First Fortis. The assets of the Variable Account are kept segregated and held separate and apart from First Fortis' other assets. Fortis Advisers, Inc., an affiliate of First Fortis, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Variable Account.

EXPERTS

The financial statements of First Fortis Life Insurance Company at
December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the statements of net assets of First Fortis Life Insurance Company Variable Account A at December 31, 1998 and the related statements of changes in net assets for each of the two years in the period ended December 31, 1998, appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst
& Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. Contracts generally will be issued for Annuitants from ages zero to ninety.

LIMITATIONS ON ALLOCATIONS

Under the Contract, First Fortis reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, First Fortis has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series' Portfolios: a Contract Owner may not invest, allocate, transfer or exchange Contract Value into any Subaccount if the value allocated to the Subaccount under the Contract (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. First Fortis reserves the right to modify these procedures at any time.

CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, and subject to Fortis Advisers, Inc.'s right to terminate its investment advisory arrangements with Fortis Series, neither the investment adviser nor any investment policy may be changed without the consent of First Fortis. No investment policy will be changed unless a statement of change is filed with and approved by the Insurance Commissioner of the State of New York. The Contract Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change which has been approved. You will be notified of an investment policy change prior to its implementation by the Variable Account if your comment or vote is required for such change.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

PURCHASE PAYMENTS. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

TAXATION OF DISTRIBUTIONS. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

REQUIRED DISTRIBUTIONS. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner or Payee in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

TAX-FREE EXCHANGES AND ROLLOVERS. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

PURCHASE PAYMENTS. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or
Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

TAXATION OF DISTRIBUTIONS. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

TAX-FREE ROLLOVERS. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL RETIREMENT ANNUITIES

PURCHASE PAYMENTS. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age
70 1/2 or for any year thereafter.

TAXATION OF DISTRIBUTIONS. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

TAX-FREE ROLLOVERS. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, n not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

PURCHASE PAYMENTS. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $9,500 in 1997, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

TAXATION OF DISTRIBUTIONS. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

REQUIRED DISTRIBUTIONS. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

TAX-FREE ROLLOVERS. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(p) SIMPLE IRA PLANS

PURCHASE PAYMENTS: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

TAXATION OF DISTRIBUTIONS: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participant in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

REQUIRED DISTRIBUTIONS: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

TAX-FREE ROLLOVERS: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

PURCHASE PAYMENTS. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

REQUIRED DISTRIBUTIONS. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

TAX-FREE TRANSFERS. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


WITHHOLDING

Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require First Fortis to disregard the recipient's election if the recipient fails to supply First Fortis with a "TIN" or taxpayer identification number (social security number for individuals, or if the Internal Revenue Service notifies First Fortis that the TIN provided by the recipient is incorrect.

OTHER INFORMATION

First Fortis relies upon a SEC no-action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.


VARIABLE ACCOUNT FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                       FIRST FORTIS LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT A

                          YEAR ENDED DECEMBER 31, 1998

                       First Fortis Life Insurance Company
                               Variable Account A

                              Financial Statements

                          Year ended December 31, 1998


                                    CONTENTS


Report of Independent Auditors................................................1

Financial Statements

Statements of Net Assets......................................................3
Statements of Changes in Net Assets...........................................5
Notes to Financial Statements................................................14

                         Report of Independent Auditors

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of First Fortis Life Insurance Company Variable Account A (comprised of the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth, and Small Cap Value Subaccounts; the Alliance Variable Product's Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities Fund II, High Income Fund II, Utility Series, and American Leaders Series Subaccounts; the Lexington Funds Inc.'s Emerging Market Subaccount; the MFS Variable Insurance Trust's Emerging Growth and High Income Subaccounts; the Montgomery Variable Funds' Emerging Markets and Growth Subaccounts; the Strong Variable Annuity Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Capital Appreciation Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund Subaccount; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) as of December 31, 1998, and the related statements of changes in net assets for each of the two years in the periods then ended, except for the Alliance Variable Product's Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities Fund II and High Income Fund II Subaccounts; the MFS Variable Insurance Trust's Emerging Growth and High Income Subaccounts; the Montgomery Variable Funds' Emerging Markets and Growth Subaccounts; the Strong Variable Annuity Fund Discovery II and International II Subaccounts; the American Century Investments' VP Balanced Subaccount; the Neuberger & Berman, Inc.'s AMT Partners Subaccount; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts which are for the period from September 1, 1997 to December 31, 1997 and the Fortis Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts which are for the period May 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the management of First Fortis Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of First Fortis Life Insurance Company Variable Account A at December 31, 1998, and the individual and combined changes in its net assets for the periods described above, in conformity with generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 19, 1999

                       First Fortis Life Insurance Company
                               Variable Account A

                            Statements of Net Assets

                                December 31, 1998


                                                                                                               NET ASSET VALUE
                                                                                                                 FOR VARIABLE
                                                                                                                    ANNUITY
                                                                                 NET ASSETS      ACCUMULATION    CONTRACTS PER
                                                                                 AT MARKET           UNITS       ACCUMULATION
                                                    SHARES          COST           VALUE          OUTSTANDING         UNIT
                                                 -----------------------------------------------------------------------------
Investments in Fortis Series Fund, Inc.:
  Growth Stock                                       44,751      $1,650,355      $1,838,724          44,751         $41.09
  U.S. Government Securities                        120,019       1,299,443       1,311,582         120,019          10.93
  Money Market                                       44,130         487,192         488,232          44,130          11.06
  Asset Allocation                                  136,741       2,602,095       2,884,296         136,741          21.09
  Diversified Income                                103,326       1,245,049       1,231,033         103,326          11.91
  Global Growth                                      71,546       1,458,645       1,614,639          71,546          22.57
  Aggressive Growth                                 100,260       1,368,017       1,674,406         100,260          16.70
  Growth & Income                                   334,522       6,322,840       7,100,933         334,522          21.23
  High Yield                                        171,697       1,802,235       1,700,801         171,697           9.91
  Global Asset Allocation                           105,139       1,471,235       1,505,721         105,139          14.32
  Global Bond                                        17,136         194,334         198,104          17,136          11.56
  International Stock                               140,061       2,033,364       2,028,486         140,062          14.48
  Value                                             165,278       2,240,047       2,375,906         165,278          14.38
  S & P 500                                         382,247       6,216,885       7,199,393         380,368          18.93
  Blue Chip Stock                                   265,335       4,156,445       4,928,671         265,319          18.58
  Mid Cap Stock                                      13,216         112,950         127,357          13,216           9.64
  Large Cap Growth                                   88,288         902,119       1,063,375          88,288          12.04
  Small Cap Value                                    24,048         212,238         223,154          24,048           9.28

Investments in Alliance Variable Product:
  Money Market                                      656,744         656,744         656,744          57,856          11.35
  International                                       4,880          76,226          78,916           6,481          12.18
  Premier Growth                                     24,441         622,086         758,418          32,730          23.17

Investments in SAFECO Resource Series:
  Growth                                             10,215         257,990         216,975          14,286          15.19
  Equity                                             12,379         336,143         370,994          24,561          15.11

Investments in Federated Insurance Series:
  U.S. Government Securities Fund II                  4,159          45,009          46,370           4,038          11.48
  High Income Fund II                                42,220         435,780         461,040          36,236          12.72
  Utility Series                                      2,638          37,847          40,285           2,610          15.43
  American Leaders Series                             2,955          57,368          64,059           3,644          17.58

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                      Statements of Net Assets (continued)

                                December 31, 1998


                                                                                                                  NET ASSET VALUE
                                                                                                                    FOR VARIABLE
                                                                                                                       ANNUITY
                                                                                    NET ASSETS      ACCUMULATION    CONTRACTS PER
                                                                                    AT MARKET           UNITS       ACCUMULATION
                                                       SHARES          COST           VALUE          OUTSTANDING         UNIT
                                                 --------------------------------------------------------------------------------
Investments in Lexington Funds, Inc.:
  Emerging Markets                                      1,037     $     5,328     $     5,862             986         $ 5.95

Investments in MFS Variable Insurance Trust:
  Emerging Growth                                       5,960          99,265         127,960           6,958          18.39
  High Income                                          46,219         514,532         532,907          43,436          12.27

Investments in Montgomery Variable Funds:
  Emerging Markets                                      2,422          19,282          15,961           2,438           6.55
  Growth                                                6,657         104,989         102,446           6,157          16.64

Investments in Strong Variable Annuity Funds:
  Discovery II                                          1,707          19,954          21,711           1,822          11.92
  International II                                      7,348          63,130          64,517           7,516           8.58

Investments in American Century Investments:
  VP Balanced                                           3,009          24,133          25,092           1,722          14.57
  VP Capital Appreciation                                 728           5,328           6,565             743           8.84

Investments in Van Eck Worldwide Ins. Trust:
  Worldwide Bond Fund                                      20             250             250              21          11.90

Investments in Neuberger & Berman, Inc.:
  AMT Limited Maturity Bond                             4,157          57,274          57,461           5,263          10.92
  AMT Partners                                          2,738          50,906          51,830           4,003          12.95

Investments in INVESCO, Inc.:
  Health & Sciences                                     8,181         106,494         125,083           7,986          15.66
  Industrial Income                                     1,260          22,720          23,452           1,683          13.93
  Technology                                            2,184          27,664          31,324           2,187          14.32
                                                                  -------------------------------------------
Total Net Assets                                                  $39,421,930     $43,381,035       2,601,209
                                                                  -------------------------------------------
                                                                  -------------------------------------------

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                       Statements of Changes in Net Assets

                          Year ended December 31, 1998


                                                                               FORTIS          FORTIS
                                                                 GROWTH    U.S. GOVERNMENT      MONEY         FORTIS
                                                                  STOCK     SECURITIES         MARKET    ASSET ALLOCATION
                                                            -------------------------------------------------------------
OPERATIONS
Dividend income                                             $    74,961    $    25,927    $    14,196    $     4,471
Mortality and expense and administrative charges
                                                                (16,709)        (6,277)        (4,306)       (28,363)
Net realized gain (loss) on investments                          13,232           (456)       (26,025)         2,361
Net change in unrealized appreciation
     (depreciation) of investments                              161,133          9,921          3,329        403,071
                                                            -------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                  232,617         29,115        (12,806)       381,540

CAPITAL TRANSACTIONS
Purchase of Variable Account units                              938,415      1,083,157        677,788      1,322,894
Redemption of Variable Account units                           (142,834)       (29,413)      (433,177)      (372,855)
Mortality and expense and administrative charges redeemed
                                                                 16,709          6,277          4,306         28,363
                                                            -------------------------------------------------------------
Net increase from capital transactions                          812,290      1,060,021        248,917        978,402

Net assets at beginning of year                                 793,817        222,446        252,121      1,524,354
                                                            -------------------------------------------------------------
Net assets at end of year                                   $ 1,838,724    $ 1,311,582    $   488,232    $ 2,884,296
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------


                                                                                FORTIS                        FORTIS         FORTIS
                                                                 FORTIS         GLOBAL         FORTIS       GROWTH &           HIGH
                                                            DIVERSIFIED INC     GROWTH    AGGRESSIVE GROWTH   INCOME          YIELD
                                                            -----------------------------------------------------------------------
OPERATIONS
Dividend income                                             $    56,023    $     1,604    $     2,104    $     1,657    $   119,774
Mortality and expense and administrative charges
                                                                 (8,973)       (17,478)       (13,391)       (64,764)       (16,220)
Net realized gain (loss) on investments                            (396)        11,413          9,641         20,441         (2,079)
Net change in unrealized appreciation
     (depreciation) of investments                              (17,143)       111,270        280,168        579,716       (120,724)
                                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                   29,511        106,809        278,522        537,050        (19,249)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                              920,521        745,727        865,048      4,039,563      1,190,129
Redemption of Variable Account units                            (19,789)      (179,438)      (112,602)      (222,124)       (97,106)
Mortality and expense and administrative charges redeemed
                                                                  8,973         17,478         13,391         64,764         16,220
                                                            -----------------------------------------------------------------------
Net increase from capital transactions                          909,705        583,767        765,837      3,882,203      1,109,243

Net assets at beginning of year                                 291,817        924,063        630,047      2,681,680        610,807
                                                            -----------------------------------------------------------------------
Net assets at end of year                                   $ 1,231,033    $ 1,614,639    $ 1,674,406    $ 7,100,933    $ 1,700,801
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                 FORTIS         FORTIS       FORTIS
                                                                 GLOBAL         GLOBAL    INTERNATIONAL       FORTIS
                                                            ASSET ALLOCATION     BOND         STOCK           VALUE
                                                            ---------------------------------------------------------
OPERATIONS
Dividend income                                             $    99,868    $     7,959    $   135,567    $    52,409
Mortality and expense and administrative charges
                                                                (11,070)        (1,325)       (15,623)       (19,724)
Net realized gain (loss) on investments                             815            577          6,618          2,650
Net change in unrealized appreciation
     (depreciation) of investments                               26,698          5,497         (2,847)        96,647
                                                            ---------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                  116,311         12,708        123,715        131,982

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            1,034,925        125,991      1,457,342      1,508,103
Redemption of Variable Account units                            (22,016)       (11,560)       (77,257)       (45,032)
Mortality and expense and administrative charges redeemed
                                                                 11,070          1,325         15,623         19,724
                                                            ---------------------------------------------------------
Net increase from capital transactions                        1,023,979        115,756      1,395,708      1,482,795

Net assets at beginning of year                                 365,431         69,640        509,063        761,129
                                                            ---------------------------------------------------------
Net assets at end of year                                   $ 1,505,721    $   198,104    $ 2,028,486    $ 2,375,906
                                                            ---------------------------------------------------------
                                                            ---------------------------------------------------------

                                                                               FORTIS         FORTIS         FORTIS         FORTIS
                                                                 FORTIS      BLUE CHIP         ORTIS        LARGE CAP      SMALL CAP
                                                                S&P 500        STOCK       MID CAP STOCK*     GROWTH*       VALUE*
                                                            -----------------------------------------------------------------------
OPERATIONS
Dividend income                                             $   106,189    $    82,088    $       216    $       272    $     2,947
Mortality and expense and administrative charges
                                                                (50,027)       (36,122)          (345)        (3,525)          (549)
Net realized gain (loss) on investments                           6,880          7,951              4          3,875           (133)
Net change in unrealized appreciation
     (depreciation) of investments                              882,217        676,563         14,407        161,256         10,916
                                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                  945,259        730,480         14,282        161,878         13,181

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            5,180,564      3,150,945        112,935        959,801        210,341
Redemption of Variable Account units                           (407,707)       (59,745)          (205)       (61,829)          (917)
Mortality and expense and administrative charges redeemed
                                                                 50,027         36,122            345          3,525            549
                                                            -----------------------------------------------------------------------
Net increase from capital transactions                        4,822,884      3,127,322        113,075        901,497        209,973

Net assets at beginning of year                               1,431,250      1,070,869           --             --             --
                                                            -----------------------------------------------------------------------
Net assets at end of year                                   $ 7,199,393    $ 4,928,671    $   127,357    $ 1,063,375    $   223,154
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------

* For the period from May 1, 1998 to December 31, 1998.

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                ALLIANCE                      ALLIANCE
                                                                  MONEY       ALLIANCE        PREMIER         SAFECO
                                                                 MARKET    INTERNATIONAL       GROWTH         GROWTH
                                                            ---------------------------------------------------------
OPERATIONS
Dividend income                                             $     7,585    $      --      $      --      $    22,511
Mortality and expense and administrative charges
                                                                 (2,057)          (257)        (1,861)          (725)
Net realized gain (loss) on investments                            --            1,883          2,704        (24,450)
Net change in unrealized appreciation
     (depreciation) of investments                                 --            2,924        133,535        (38,248)
                                                            ---------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                    5,528          4,550        134,378        (40,912)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                            3,684,672        760,164        672,665        513,929
Redemption of Variable Account units                         (3,248,486)      (730,934)      (333,215)      (275,000)
Mortality and expense and administrative charges redeemed
                                                                  2,057            257          1,861            725
                                                            ---------------------------------------------------------
Net increase from capital transactions                          438,243         29,487        341,311        239,654

Net assets at beginning of year                                 212,973         44,879        282,729         18,233
                                                            ---------------------------------------------------------
Net assets at end of year                                   $   656,744    $    78,916    $   758,418    $   216,975
                                                            ---------------------------------------------------------
                                                            ---------------------------------------------------------

                                                                          FEDERATED U.S.
                                                                            GOVERNMENT     FEDERATED HIGH                 FEDERATED
                                                                 SAFECO     SECURITIES         INCOME      FEDERATED       AMERICAN
                                                                 EQUITY      FUND II          FUND II     UTILITY II     LEADERS II
                                                            -----------------------------------------------------------------------
OPERATIONS
Dividend income                                             $    17,476    $       324    $    11,392    $     2,328    $        66
Mortality and expense and administrative charges
                                                                 (1,281)          (100)        (1,028)          (132)          (304)
Net realized gain (loss) on investments                             781              2          4,085           --            7,830
Net change in unrealized appreciation
     (depreciation) of investments                               47,661          1,208         19,920          2,438          6,691
                                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                   64,637          1,434         34,369          4,634         14,283

CAPITAL TRANSACTIONS
Purchase of Variable Account units                              124,579         26,626        557,093         35,519        992,788
Redemption of Variable Account units                            (45,200)          (103)      (501,159)          --         (943,316)
Mortality and expense and administrative charges redeemed
                                                                  1,281            100          1,028            132            304
                                                            -----------------------------------------------------------------------
Net increase from capital transactions                           80,660         26,623         56,962         35,651         49,776

Net assets at beginning of year                                 225,697         18,313        369,709           --             --
                                                            -----------------------------------------------------------------------
Net assets at end of year                                   $   370,994    $    46,370    $   461,040    $    40,285    $    64,059
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------

* For the period from May 1, 1998 to December 31, 1998.

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998



                                                             LEXINGTON       MFS                   MONTGOMERY
                                                              EMERGING     EMERGING     MFS HIGH     EMERGING
                                                              MARKETS       GROWTH       INCOME      MARKETS
                                                            -------------------------------------------------
OPERATIONS
Dividend income                                             $    --      $   1,453    $  32,386    $      31
Mortality and expense and administrative charges
                                                                   (5)        (625)      (1,681)         (41)
Net realized gain (loss) on investments                          --           (795)      (4,057)         (11)
Net change in unrealized appreciation
     (depreciation) of investments                                534       28,368       12,115       (3,380)
                                                            -------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                    529       28,401       38,763       (3,401)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                              5,328       38,432      389,855       14,796
Redemption of Variable Account units                             --        (87,326)    (379,868)         (44)
Mortality and expense and administrative charges redeemed           5          625        1,681           41
                                                            -------------------------------------------------
Net increase from capital transactions                          5,333      (48,269)      11,668       14,793

Net assets at beginning of year                                  --        147,828      482,476        4,569
                                                            -------------------------------------------------
Net assets at end of year                                   $   5,862    $ 127,960    $ 532,907    $  15,961
                                                            -------------------------------------------------
                                                            -------------------------------------------------


                                                                                                                   AMERICAN
                                                                           STRONG       STRONG       AMERICAN      CENTURY
                                                            MONTGOMERY   DISCOVERY    INTERNATIONAL  CENTURY      VP CAPITAL
                                                              GROWTH         II           II        VP BALANCED  APPRECIATION
                                                            -----------------------------------------------------------------
OPERATIONS
Dividend income                                             $     459    $     178    $     418    $   1,039    $    --
Mortality and expense and administrative charges
                                                                 (312)         (54)        (169)         (67)         (15)
Net realized gain (loss) on investments                           (26)          (3)         305        1,499          343
Net change in unrealized appreciation
     (depreciation) of investments                             (1,414)       2,305        1,966          884        1,237
                                                            -----------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                 (1,293)       2,426        2,520        3,355        1,565

CAPITAL TRANSACTIONS
Purchase of Variable Account units                             80,457        7,984       40,679       50,995      156,020
Redemption of Variable Account units                             (161)         (76)     (14,233)     (37,104)    (151,035)
Mortality and expense and administrative charges redeemed         312           54          169           67           15
                                                            -----------------------------------------------------------------
Net increase from capital transactions                         80,608        7,962       26,615       13,958        5,000

Net assets at beginning of year                                23,131       11,323       35,382        7,779         --
                                                            -----------------------------------------------------------------
Net assets at end of year                                   $ 102,446    $  21,711    $  64,517    $  25,092    $   6,565
                                                            -----------------------------------------------------------------
                                                            -----------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                             NEUBERGER &
                                                                VAN ECK      BERMAN AMT     NEUBERGER &
                                                               WORLDWIDE      LIMITED          BERMAN
                                                               BOND FUND    MATURITY BOND   AMT PARTNERS
                                                            ---------------------------------------------
OPERATIONS
Dividend income                                             $       --      $       --      $      2,082
Mortality and expense and administrative charges
                                                                      (1)            (51)           (115)
Net realized gain (loss) on investments                             --              --               (18)
Net change in unrealized appreciation
     (depreciation) of investments                                  --               187             738
                                                            ---------------------------------------------
Net (decrease) increase in net assets
     resulting from operations                                        (1)            136           2,687

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   250          57,274          34,219
Redemption of Variable Account units                                --              --              (185)
Mortality and expense and administrative charges redeemed              1              51             115
                                                            ---------------------------------------------
Net increase from capital transactions                               251          57,325          34,149

Net assets at beginning of year                                     --              --            14,994
                                                            ---------------------------------------------
Net assets at end of year                                   $        250    $     57,461    $     51,830
                                                            ---------------------------------------------
                                                            ---------------------------------------------



                                                                INVESCO         INVESCO                        COMBINED
                                                                HEALTH &       INDUSTRIAL      INVESCO         VARIABLE
                                                                SCIENCES         INCOME       TECHNOLOGY        ACCOUNT
                                                            -------------------------------------------------------------
OPERATIONS
Dividend income                                             $      3,233    $      1,192    $        158    $    892,543
Mortality and expense and administrative charges
                                                                    (293)            (54)            (73)       (326,091)
Net realized gain (loss) on investments                            1,291             331          (1,897)         47,166
Net change in unrealized appreciation
     (depreciation) of investments                                18,576           1,477           3,572       3,525,389
                                                            -------------------------------------------------------------
Net (decrease) increase in net assets
     resulting from operations                                    22,807           2,946           1,760       4,139,007

CAPITAL TRANSACTIONS
Purchase of Variable Account units                               129,353          14,731          78,657      33,991,254
Redemption of Variable Account units                             (30,374)         (8,329)        (51,365)     (9,133,119)
Mortality and expense and administrative charges redeemed            293              54              73         326,091
                                                            -------------------------------------------------------------
Net increase from capital transactions                            99,272           6,456          27,365      25,184,226

Net assets at beginning of year                                    3,004          14,050           2,199      14,057,802
                                                            -------------------------------------------------------------
Net assets at end of year                                   $    125,083    $     23,452    $     31,324    $ 43,381,035
                                                            -------------------------------------------------------------
                                                            -------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                       Statements of Changes in Net Assets

                          Year ended December 31, 1997


                                                                    FORTIS
                                                      FORTIS          U.S.           FORTIS      FORTIS
                                                      GROWTH       GOVERNMENT        MONEY        ASSET
                                                       STOCK       SECURITIES        MARKET     ALLOCATION
                                                   ---------------------------------------------------------
OPERATIONS
Dividend income                                    $        57    $     8,101    $    11,383    $   192,549
Mortality and expense and administrative charges        (6,272)        (1,066)        (3,107)        (7,853)
Net realized gain (loss) on investments                 22,406         (1,976)         3,214          8,609
Net change in unrealized appreciation
     (depreciation) of investments                      26,263          2,353         (2,658)      (117,203)
                                                   ---------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                          42,454          7,412          8,832         76,102

CAPITAL TRANSACTIONS
Purchase of Variable Account units                     809,304        315,010      2,580,624      1,460,620
Redemption of Variable Account units                  (274,309)      (107,853)    (2,385,564)      (169,600)
Mortality and expense and administrative charges
     redeemed                                            6,272          1,066          3,107          7,853
                                                   ---------------------------------------------------------
Net increase from capital transactions                 541,267        208,223        198,167      1,298,873

Net assets at beginning of year                        210,096          6,811         45,122        149,379
                                                   ---------------------------------------------------------
Net assets at end of year                          $   793,817    $   222,446    $   252,121    $ 1,524,354
                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------

                                                        FORTIS         FORTIS         FORTIS         FORTIS
                                                      DIVERSIFIED      GLOBAL       AGGRESSIVE      GROWTH &      FORTIS
                                                        INCOME         GROWTH         GROWTH         INCOME     HIGH YIELD
                                                   -----------------------------------------------------------------------
OPERATIONS
Dividend income                                    $    16,326    $      --      $         7    $    76,880    $       646
Mortality and expense and administrative charges        (1,961)        (7,355)        (5,186)       (16,770)        (4,468)
Net realized gain (loss) on investments                     (2)       (12,952)           755         23,492          1,165
Net change in unrealized appreciation
     (depreciation) of investments                       2,118         43,191         33,963        191,974         24,198
                                                   -----------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                          16,481         22,884         29,539        275,576         21,541

CAPITAL TRANSACTIONS
Purchase of Variable Account units                     236,355      1,198,499        481,066      2,676,915        535,464
Redemption of Variable Account units                      (235)      (432,388)       (76,978)      (510,526)       (68,118)
Mortality and expense and administrative charges
     redeemed                                            1,961          7,355          5,186         16,770          4,468
                                                   -----------------------------------------------------------------------
Net increase from capital transactions                 238,081        773,466        409,274      2,183,159        471,814

Net assets at beginning of year                         37,255        127,713        191,234        222,945        117,452
                                                   -----------------------------------------------------------------------
Net assets at end of year                          $   291,817    $   924,063    $   630,047    $ 2,681,680    $   610,807
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1997


                                                       FORTIS
                                                       GLOBAL         FORTIS        FORTIS
                                                        ASSET         GLOBAL     INTERNATIONAL       FORTIS
                                                     ALLOCATION        BOND          STOCK           VALUE
                                                   ---------------------------------------------------------
OPERATIONS
Dividend income                                    $    17,421    $     2,110    $    19,136    $    43,484
Mortality and expense and administrative charges        (2,913)          (518)        (3,619)        (5,646)
Net realized gain (loss) on investments                  3,379           (110)         9,811         12,634
Net change in unrealized appreciation
     (depreciation) of investments                       8,407         (1,467)        (4,635)        31,692
                                                   ---------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                          26,294             15         20,693         82,164

CAPITAL TRANSACTIONS
Purchase of Variable Account units                     294,716         98,951        462,256        626,949
Redemption of Variable Account units                   (56,351)       (45,993)      (117,125)      (127,016)
Mortality and expense and administrative charges
     redeemed                                            2,913            518          3,619          5,646
                                                   ---------------------------------------------------------
Net increase from capital transactions                 241,278         53,476        348,750        505,579

Net assets at beginning of year                         97,859         16,149        139,620        173,386
                                                   ---------------------------------------------------------
Net assets at end of year                          $   365,431    $    69,640    $   509,063    $   761,129
                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------



                                                                     FORTIS        ALLIANCE                      ALLIANCE
                                                        FORTIS      BLUE CHIP        MONEY       ALLIANCE        PREMIER
                                                       S&P 500       STOCK          MARKET*    INTERNATIONAL*     GROWTH*
                                                   -----------------------------------------------------------------------
OPERATIONS
Dividend income                                    $    21,704    $     4,348    $       735    $      --      $      --
Mortality and expense and administrative charges        (7,708)        (6,433)           (46)           (13)           (80)
Net realized gain (loss) on investments                  8,202          5,163           --             --             --
Net change in unrealized appreciation
     (depreciation) of investments                      98,868         93,112           --             (234)         2,797
                                                   -----------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                         121,066         96,190            689           (247)         2,717

CAPITAL TRANSACTIONS
Purchase of Variable Account units                   1,365,385        925,855        303,796         45,113        279,932
Redemption of Variable Account units                  (121,189)       (66,571)       (91,558)          --             --
Mortality and expense and administrative charges
     redeemed                                            7,708          6,433             46             13             80
                                                   -----------------------------------------------------------------------
Net increase from capital transactions               1,251,904        865,717        212,284         45,126        280,012

Net assets at beginning of year                         58,280        108,962           --             --             --
                                                   -----------------------------------------------------------------------
Net assets at end of year                          $ 1,431,250    $ 1,070,869    $   212,973    $    44,879    $   282,729
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

* For the period from September 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1997


                                                                            FEDERATED
                                                                               U.S.      FEDERATED
                                                                            GOVERNMENT      HIGH
                                                     SAFECO       SAFECO    SECURITIES     INCOME
                                                    GROWTH*      EQUITY*    FUND II*      FUND II*
                                                   -----------------------------------------------
OPERATIONS
Dividend income                                    $  2,922    $  16,403    $   --      $    --
Mortality and expense and administrative charges         (6)         (62)         (6)        (112)
Net realized gain (loss) on investments                --           --          --           --
Net change in unrealized appreciation
     (depreciation) of investments                   (2,767)     (12,809)        153        5,339
                                                   -----------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                          149        3,532         147        5,227

CAPITAL TRANSACTIONS
Purchase of Variable Account units                   18,078      222,103      18,160      364,370
Redemption of Variable Account units                   --           --          --           --
Mortality and expense and administrative charges
     redeemed                                             6           62           6          112
                                                   -----------------------------------------------
Net increase from capital transactions               18,084      222,165      18,166      364,482

Net assets at beginning of year                        --           --          --           --
                                                   -----------------------------------------------
Net assets at end of year                          $ 18,233    $ 225,697    $ 18,313    $ 369,709
                                                   -----------------------------------------------
                                                   -----------------------------------------------




                                                       MFS           MFS      MONTGOMERY
                                                    EMERGING        HIGH       EMERGING   MONTGOMERY    STRONG
                                                     GROWTH*       INCOME*     MARKETS*    GROWTH*   DISCOVERY II*
                                                   --------------------------------------------------------------
OPERATIONS
Dividend income                                    $    --      $    --      $     8    $  1,003    $   --
Mortality and expense and administrative charges         (38)        (147)        (1)         (9)         (2)
Net realized gain (loss) on investments                   16         --         --          --          --
Net change in unrealized appreciation
     (depreciation) of investments                       327        6,260         59      (1,129)       (548)
                                                   --------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                           305        6,113         66        (135)       (550)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                   148,667      476,216      4,502      23,257      11,871
Redemption of Variable Account units                  (1,182)        --         --          --          --
Mortality and expense and administrative charges
     redeemed                                             38          147          1           9           2
                                                   --------------------------------------------------------------
Net increase from capital transactions               147,523      476,363      4,503      23,266      11,873

Net assets at beginning of year                         --           --         --          --          --
                                                   --------------------------------------------------------------
Net assets at end of year                          $ 147,828    $ 482,476    $ 4,569    $ 23,131    $ 11,323
                                                   --------------------------------------------------------------
                                                   --------------------------------------------------------------

* For the period from September 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1997


                                                                     AMERICAN       NEUBERGER &
                                                      STRONG         CENTURY          BERMAN
                                                  INTERNATIONAL   VP BALANCED*     AMT PARTNERS*
                                                        II*
                                                  ---------------------------------------------
OPERATIONS
Dividend income                                   $       --      $       --      $       --
Mortality and expense charges                              (10)             (3)             (5)
Net realized gain (loss) on investments                   --              --              --
Net change in unrealized appreciation
     (depreciation) of investments                        (579)             75             186
                                                  ---------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                            (589)             72             181

CAPITAL TRANSACTIONS
Purchase of Variable Account units                      35,961           7,704          14,808
Redemption of Variable Account units                      --              --              --
Mortality and expense charges redeemed                      10               3               5
                                                  ---------------------------------------------
Increase from capital transactions                      35,971           7,707          14,813
Net assets at beginning of year                           --              --              --
                                                  ---------------------------------------------
Net assets at end of year                         $     35,382    $      7,779    $     14,994
                                                  ---------------------------------------------
                                                  ---------------------------------------------


                                                      INVESCO        INVESCO                          COMBINED
                                                      HEALTH &      INDUSTRIAL         INVESCO        VARIABLE
                                                     SCIENCES*        INCOME*        TECHNOLOGY*      ACCOUNT
                                                  --------------------------------------------------------------
OPERATIONS
Dividend income                                   $       --      $        994    $       --      $    436,217
Mortality and expense charges                               (1)             (7)             (1)        (81,424)
Net realized gain (loss) on investments                   --              --              --            83,806
Net change in unrealized appreciation
     (depreciation) of investments                          14            (745)             88         426,663
                                                  --------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                              13             242              87         865,262

CAPITAL TRANSACTIONS
Purchase of Variable Account units                       2,990          13,801           2,111      16,061,409
Redemption of Variable Account units                      --              --              --        (4,652,556)
Mortality and expense charges redeemed                       1               7               1          81,424
                                                  --------------------------------------------------------------
Increase from capital transactions                       2,991          13,808           2,112      11,490,277
Net assets at beginning of year                           --              --              --         1,702,263
                                                  --------------------------------------------------------------
Net assets at end of year                         $      3,004    $     14,050    $      2,199    $ 14,057,802
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------

* For the period from September 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                       First Fortis Life Insurance Company
                               Variable Account A

                          Notes to Financial Statements

                                December 31, 1998




1. GENERAL

FIRST FORTIS LIFE INSURANCE COMPANY

Variable Account A (the "Account") was established as a segregated asset account of First Fortis Life Insurance Company (First Fortis) on October 1, 1993 under New York law and became operational July 1, 1996. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names Opportunity Variable Annuity, Masters Variable Annuity and Value Advantage Plus Variable Annuity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from First Fortis' other assets. The operations of the Account are part of First Fortis. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3. INVESTMENTS

There are forty-two active subaccounts and three inactive subaccounts as of December 31, 1998 within the Account. The inactive subaccounts are available funds in which contract holders have not yet invested. Investment in shares of the Fortis Series Fund, Inc. subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investments in the other subaccounts are valued at the net asset (market) value per share at the close of business on December 31, as reported by the respective mutual fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed for active subaccounts were as follows:

YEAR ENDED DECEMBER 31, 1998

                                                                            SHARES                                         COST OF
                                                                 -------------------------              COST OF            SALES/
                                                                 PURCHASED            SOLD             PURCHASES         REDEMPTIONS
                                                                 ------------------------------------------------------------------
Fortis Series Fund, Inc.:
  Growth Stock                                                    26,601             3,515            $1,013,376          $129,602
  U.S. Government Securities                                     101,885             2,693             1,109,084            29,869
  Money Market                                                    60,418            39,145               691,984           459,202
  Asset Allocation                                                69,787            19,556             1,327,365           370,494
  Diversified Income                                              80,644             1,668               976,544            20,185
  Global Growth                                                   34,446             8,441               747,331           168,025
  Aggressive Growth                                               62,177             7,552               867,152           102,961
  Growth & Income                                                202,417            10,874             4,041,220           201,683
  High Yield                                                     124,255             9,263             1,309,903            99,185
  Global Asset Allocation                                         79,205             1,568             1,134,793            21,201
  Global Bond                                                     11,597             1,002               133,950            10,983
  International Stock                                            106,998             5,039             1,592,909            70,639
  Value                                                          111,781             3,219             1,560,512            42,382
  S & P 500                                                      310,604            24,185             5,286,753           400,827
  Blue Chip Stock                                                196,205             3,472             3,233,033            51,794
  Mid Cap Stock                                                   13,242                24               113,151               201
  Large Cap Growth                                                94,015             5,727               960,073            57,954
  Small Cap Value                                                 24,166               117               213,288             1,050

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 1998 (CONTINUED)


                                                                            SHARES                                         COST OF
                                                                 -------------------------              COST OF            SALES/
                                                                 PURCHASED            SOLD             PURCHASES         REDEMPTIONS
                                                                 ------------------------------------------------------------------
Alliance Variable Product:
  Money Market                                                  3,659,902          3,248,486          $3,692,257          $3,248,486
  International                                                    45,456             43,390             760,164             729,051
  Premier Growth                                                   25,024             12,452             672,665             330,511

SAFECO Resource Series:
  Growth                                                           19,458             11,106             536,440             299,450
  Equity                                                            4,486              1,650             142,055              44,419

Federated Insurance Series:
  U.S. Government Securities Fund II                                2,400                  9              26,950                 101
  High Income Fund II                                              53,223             45,804             568,485             497,074
  Utility II                                                        2,474               --                37,847                --
  American Leaders II                                              50,401             47,449             992,854             935,486

Lexington Funds, Inc.:
  Emerging Markets                                                  1,037               --                 5,328                --

MFS Variable Insurance Trust:
  Emerging Growth                                                   2,051              5,328              39,885              88,121
  High Income                                                      36,002             31,526             422,241             383,925

Montgomery Variable Funds:
  Emerging Markets                                                  1,991                  6              14,827                  55
  Growth                                                            5,103                 12              80,916                 187

Strong Variable Annuity Funds:
  Discovery II                                                        759                 39               8,162                  79
  International II                                                  4,968              1,458              41,097              13,928

American Century Investments:
  VP Balanced                                                       6,306              4,378              52,034              35,605
  VP Capital Appreciation                                          16,768             16,040             156,020             150,692

Van Eck Worldwide Insurance Trust:
  Worldwide Bond Fund                                                  20               --                   250                --

Neuberger & Berman, Inc.:
  AMT Limited Maturity Bond                                         4,157               --                57,274                --
  AMT Partners                                                      1,913                 11              36,301                 203

INVESCO, Inc.:
  Health & Sciences                                                 9,985              2,322             132,586              29,083
  Industrial Income                                                   811                448              15,923               7,998
  Technology                                                        5,982              4,003              78,815              53,262

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

3. INVESTMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 1997


                                                                            SHARES                                         COST OF
                                                                 -------------------------              COST OF            SALES/
                                                                 PURCHASED            SOLD             PURCHASES         REDEMPTIONS
                                                                 ------------------------------------------------------------------
Fortis Series Fund, Inc.:
  Growth Stock                                                    22,661             7,441           $  809,361           $  274,309
  U.S. Government Securities                                      30,484            10,301              323,111              107,853
  Money Market                                                   233,715           214,478            2,592,007            2,385,564
  Asset Allocation                                                96,893             8,514            1,653,169              169,600
  Diversified Income                                              19,661                20              252,681                  235
  Global Growth                                                   62,726            23,908            1,198,499              432,388
  Aggressive Growth                                               37,352             5,782              481,073               76,978
  Growth & Income                                                159,029            30,750            2,753,795              510,526
  High Yield                                                      51,337             6,574              536,110               68,118
  Global Asset Allocation                                         23,716             4,141              312,137               56,351
  Global Bond                                                      9,303             4,219              101,061               45,993
  International Stock                                             35,322             8,441              481,392              117,125
  Value                                                           51,090             9,611              670,433              127,016
  S & P 500                                                       99,878             9,123            1,387,089              121,189
  Blue Chip Stock                                                 68,209             4,934              930,203               66,571

Alliance Variable Product:
  Money Market                                                   304,530            91,557              304,531               91,558
  International                                                    2,988              --                 45,113                 --
  Premier Growth                                                  13,470              --                279,932                 --

SAFECO Resource Series:
  Growth                                                             781              --                 21,000                 --
  Equity                                                           8,963              --                238,506                 --

Federated Insurance Series:
  U.S. Government Securities Fund II                               1,738              --                 18,160                 --
  High Income Fund II                                             33,763              --                364,370                 --

MFS Variable Insurance Trust:
  Emerging Growth                                                  9,230                71              148,667                1,182
  High Income                                                     39,067              --                476,216                 --

Montgomery Variable Funds:
  Emerging Markets                                                  --               4,510                 --
  Growth                                                             432              --                 24,260                 --

Strong Variable Annuity Funds:                                   1,533
  Discovery II                                                      --              11,871                 --
  International II                                                   941              --                 35,961                 --

American Century Investments:                                    3,797
  VP Balanced                                                       --               7,704                 --

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

3. INVESTMENTS (CONTINUED)

   YEAR ENDED DECEMBER 31, 1997 (CONTINUED)


                                                                          SHARES                                     COST OF
                                                                 --------------------------       COST OF            SALES/
                                                                 PURCHASED        SOLD           PURCHASES         REDEMPTIONS
                                                                 ---------------------------------------------------------------
Neuberger & Berman, Inc.:
  AMT Partners                                                      728            -              $14,808           $     --

INVESCO, Inc.:
  Health & Sciences                                                 272            -                2,990                 --
  Industrial Income                                                 825            -               14,795                 --
  Technology                                                        192            -                2,111                 --


4. ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATION EXPENSES

First Fortis assumes all organizational expenses of the Account.

ADMINISTRATION CHARGE

A $30 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity on the anniversary of the contract date and upon surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more.

In addition, First Fortis assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for administrative expense at annual rate of 0.10% of the net assets.

MORTALITY AND EXPENSE RISK CHARGE

First Fortis assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the Value Advantage Plus Variable Annuity the mortality and expense risk charge is assessed at an annual rate of 0.45%.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

5. SURRENDER AND PREMIUM TAX CHARGES

FREE SURRENDERS

The following amounts can be withdrawn from the contract without a surrender charge:

     - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and seven years for Master Variable Annuity and have not been previously surrendered.

     - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and seven years prior to the surrender date for Master Variable Annuity.

     - For Master Variable Annuity any earnings that have not been previously surrendered.

     - For Value Advantage Plus Variable Annuity there is no surrender charge.

AMOUNT OF SURRENDER CHARGE

Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year, and is set at 7% during the first seven years of the Master Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year.

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdiction upon receipt of purchase payments, First Fortis pays such taxes on behalf of the contract owner and then will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, First Fortis will deduct a charge on a pro rata basis from the contract value at that time.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

5. SURRENDER AND PREMIUM TAX CHARGES (CONTINUED)

Surrender and premium tax charges are included in redemptions and are paid directly to First Fortis. Surrender and premium tax charges collected by First Fortis were $40,683 and $1,607 in 1998 and 1997, respectively.

6. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of First Fortis, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

7. RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (Fortis Advisers), an affiliate of First Fortis, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $17,790,513 and $14,415,172 in 1998 and 1997, respectively.

8. YEAR 2000 ISSUE (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits Insurance Company, Fortis Advisers and certain other third parties.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

8. YEAR 2000 ISSUE (UNAUDITED) (CONTINUED)

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by mid 1999.

The costs related to the Year 2000 issue are not expected to have a material impact on Fortis Benefits' and Fortis Advisers' results of operations or financial condition. This expectation is subject to uncertainties that could cause actual results to differ materially. Factors that could influence the total costs to be incurred by Fortis Benefits and Fortis Advisers in connection with the Year 2000 issue include the ability of Fortis Benefits and Fortis Advisers to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with Fortis Benefits and Fortis Advisers to successfully address their Year 2000 issues.

Fortis Benefits and Fortis Advisers are evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on Fortis Benefits' and Fortis Advisers' operations. The potential materiality of any such impact is not entirely known at this time. Fortis Benefits and Fortis Advisers are closely monitoring these entities to avoid any unforeseen circumstances.

Fortis Benefits' and Fortis Advisers' Year 2000 project includes establishing Year 2000 contingency plans for all key business units. These plans are being developed and are expected to be substantially complete by the end of the first quarter of 1999. These plans will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1998 was 3.86%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

                                            365/7
Effective Yield =  [(Base Period Return + 1)      ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1998 was 3.96%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:


                                            6
                         YIELD=2[( a-b  + 1)  -1]
                                  -----
                                   cd

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

     b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

     c = the average daily number of Accumulation Units outstanding during the period, and

     d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 1998:

          SUBACCOUNT                                                       YIELD
          ----------                                                       -----
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . 5.89%
     Diversified Income. . . . . . . . . . . . . . . . . . . . . . . . . . 6.43%
     High Yield. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.21%
     Global Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5.87%

TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

             n
     P(1 + T)  = CSV

Where:    P = a hypothetical initial purchase payment of $1000,

          T = average annual total return,

          n = number of years, and

          CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.

                                                        ONE-YEAR                    FIVE-YEAR                   COMMENCEMENT
                                                      PERIOD ENDED                 PERIOD ENDED               SUBACCOUNT (1) TO
                  SUBACCOUNT                          DEC. 31, 1998               DEC. 31, 1998               TO DEC. 31, 1998
                  ----------                          -------------               -------------               -----------------
 GROWTH STOCK                                            13.92%                       8.10%                        12.52%

 U.S. GOVERNMENT SECURITIES                               4.13%                       1.66%                         3.82%

 DIVERSIFIED INCOME                                       1.39%                       1.84%                         5.15%

 ASSET ALLOCATION                                        14.86%                      10.88%                        10.76%

 GLOBAL GROWTH                                            6.37%                       8.47%                        10.39%

 HIGH YIELD                                              -4.23%                        N/A                          2.89%

 GROWTH & INCOME                                          8.19%                        N/A                         16.46%

 AGGRESSIVE GROWTH                                       16.05%                        N/A                          8.17%

 GLOBAL ASSET ALLOCATION                                 10.90%                        N/A                         10.88%

 GLOBAL BOND                                              8.47%                        N/A                          4.34%

 INTERNATIONAL STOCK                                     11.41%                        N/A                         10.13%

 VALUE                                                    4.67%                        N/A                         13.65%

 S & P 500                                               22.89%                        N/A                         24.63%

 BLUE CHIP                                               22.90%                        N/A                         23.45%

 SMALL CAP VALUE                                           N/A                         N/A                           N/A

 MID CAP STOCK                                             N/A                         N/A                           N/A

 LARGE CAP STOCK                                           N/A                         N/A                           N/A

-------------------------

(1) Commencing with effective date of initial registration statement for Global Growth Subaccount on May 1, 1992, U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Stock Subaccount, and S & P 500 Index Subaccount on January 1, 1996, Small Cap Value Subaccount, Mid Cap Value Subaccount and Large Cap Growth Subaccount on May 1, 1998 and for all other Subaccounts on May 2, 1988.

CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:


     CTR = CSV - P  100
           -------
              P

Where:    P = a hypothetical initial purchase payment of $1,000,

          CTR = cumulative total return, and

          CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.



                                                  ONE-YEAR                      FIVE-YEAR
                                                PERIOD ENDED                   PERIOD ENDED                   COMMENCEMENT
 SUBACCOUNT                                     DEC. 31, 1998                 DEC. 31, 1998                 TO DEC. 31, 1998
 ----------                                     -------------                 -------------                 ----------------
 GROWTH STOCK                                      13.92%                         63.09%                        252.00%

 U.S. GOVERNMENT SECURITIES                         3.91%                          8.59%                         49.21%

 DIVERSIFIED INCOME                                 1.39%                          9.52%                         70.90%

 ASSET ALLOCATION                                  14.86%                         67.59%                        197.60%

 GLOBAL GROWTH                                      6.38%                         50.16%                         93.33%

 HIGH YIELD                                        -4.23%                          N/A                           14.23%

 GROWTH & INCOME                                    8.19%                          N/A                          103.67%

 AGGRESSIVE GROWTH                                 16.05%                          N/A                           44.29%

 GLOBAL ASSET ALLOCATION                           10.90%                          N/A                           51.13%

 GLOBAL BOND                                        8.47%                          N/A                           18.54%

 INTERNATIONAL STOCK                               11.41%                          N/A                           47.13%

 VALUE                                              4.67%                          N/A                           40.68%

 S&P 500                                           22.89%                          N/A                           79.89%

 BLUE CHIP                                         22.90%                          N/A                           75.38%

 SMALL CAP VALUE                                     N/A                           N/A                            N/A

 MID CAP STOCK                                       N/A                           N/A                            N/A

 LARGE CAP STOCK                                     N/A                           N/A                            N/A

-------------------------

(1) Commencing with effective date of initial registration statement for Global Growth Subaccount on May 1, 1992, U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Stock Subaccount, and S & P 500 Index Subaccount on January 1, 1996, Small Cap Value Subaccount, Mid Cap Value Subaccount and Large Cap Growth Subaccount on May 1, 1998 and for all other Subaccounts on May 2, 1988.

Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

First Fortis may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


PORTFOLIO NAME                          RATING SERVICE                                    CATEGORY
International Stock                     Morningstar Publications, Inc.                    Foreign Stock
Subaccount                              Lipper Analytical Services, Inc.                  International Fund
                                        Variable Annuity Research & Data Service          International Stock

Global Growth                           Morningstar Publications, Inc.                    World Stock
Subaccount                              Lipper Analytical Services, Inc.                  Global Fund
                                        Variable Annuity Research & Data Service          International Stock

Global Asset                            Morningstar Publications, Inc.                    International Hybrid
Allocation Subaccount                   Lipper Analytical Services, Inc.                  Global Flexible Portfolio
                                        Variable Annuity Research & Data Service          Balanced/International

Aggressive Growth                       Morningstar Publications, Inc.                    Small Growth
Subaccount                              Lipper Analytical Services, Inc.                  Small Cap Fund
                                        Variable Annuity Research & Data Service          Aggressive Growth

Small Cap Value                         Morningstar Publications, Inc.                    Small Value
Subaccount                              Lipper Analytical Services, Inc.                  Small Cap Fund
                                        Variable Annuity Research & Data Service          Small Company Funds

GrowthStock                             Morningstar Publications, Inc.                    Mid Cap Growth
Subaccount                              Lipper Analytical Services, Inc.                  Mid Cap Fund
                                        Variable Annuity Research & Data Service          Growth

Mid Cap Stock                           Morningstar Publications, Inc.                    Mid Cap Blend
Subaccount                              Lipper Analytical Services, Inc.                  Mid Cap Fund
                                        Variable Annuity Research & Data Service          All Equity Funds

Large Cap Growth                        Morningstar Publications, Inc.                    Large Blend
Subaccount                              Lipper Analytical Services, Inc.                  Growth Fund
                                        Variable Annuity Research & Data Service          Growth

Blue Chip Stock                         Morningstar Publications, Inc.                    Large Blend
Subaccount                              Lipper Analytical Services, Inc.                  Growth Fund
                                        Variable Annuity Research & Data Service          Growth

S&P 500 Index                           Morningstar Publications, Inc.                    Large Blend
Subaccount                              Lipper Analytical Services, Inc.                  Index Fund
                                        Variable Annuity Research & Data Service          Growth and Income Funds

Growth & Income                         Morningstar Publications, Inc.                    Mid Cap Blend
Subaccount                              Lipper Analytical Services, Inc.                  Growth & Income
                                        Variable Annuity Research & Data Service          Growth and Income

Value Subaccount                        Morningstar Publications, Inc.                    Large Blend
                                        Lipper Analytical Services, Inc.                  Growth & Income
                                        Variable Annuity Research & Data Service          Equity-Income


                                     A-4

Asset Allocation                        Morningstar Publications, Inc.                    Domestic Hybrid
Subaccount                              Lipper Analytical Services, Inc.                  Flexible Portfolio
                                        Variable Annuity Research & Data Service          Balanced

Global Bond                             Morningstar Publications, Inc.                    International Bond
Subaccount                              Lipper Analytical Services, Inc.                  Global Income
                                        Variable Annuity Research & Data Service          International Bonds

High Yield                              Morningstar Publications, Inc.                    High Yield Bond
Subaccount                              Lipper Analytical Services, Inc.                  High Current Yield
                                        Variable Annuity Research & Data Service          Corporate Bond High Yield

Diversified Income                      Morningstar Publications, Inc.                    Intermediate-Term Bond
Subaccount                              Lipper Analytical Services, Inc.                  Corp Debt BBB Rated
                                        Variable Annuity Research & Data Service          Corporate Bond General Funds

U.S. Government                         Morningstar Publications, Inc.                    Intermediate Government
Subaccount                              Lipper Analytical Services, Inc.                  Intermediate U.S. Govt.
                                        Variable Annuity Research & Data Service          Government Bond General Funds

Money Market                            Morningstar Publications, Inc.                    Money Market
Subaccount                              Lipper Analytical Services, Inc.                  Money Market
                                        Variable Annuity Research & Data Service          Money Market


ADDITIONAL PERFORMANCE INFORMATION

Additionally, from time to time, First Fortis may include in advertising the net effective annual yield of an investment in a Contract as compared with the current before-tax and after-tax yield of CD's (insured fixed rate certificates of deposit issued by financial institutions). While the yield may be compared to that of CD's, the yield of a variable Subaccount is not fixed and an investment in a Contract is not FDIC insured.

                                        PART C
                                  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial Statements

          Included in Part A:

          With Respect to First Fortis Life Insurance Company:

               Report of Independent Auditors
               Balance Sheets as of December 31, 1998 and 1997
               Statements of Operations for the years ended
                    December 31, 1998, 1997 and 1996
               Statements of Changes in Shareholder's Equity for the years ended December 31, 1998, 1997, and 1996
               Statements of Cash Flows for the years ended December 31, 1998,
                    1997 and 1996
               Notes to Financial Statements

          Included in Part B:

          With Respect to Separate Account A of First Fortis Life Insurance
          Company:

               Report of Independent Auditors
               Statement of Net Assets for the year ended December 31, 1998 Statement of Changes in Net Assets for the year ended
                    December 31, 1997 and December 31, 1998
               Notes to Financial Statements

     b.   Exhibits:

          1. Resolution of the Board of Directors of First Fortis Life Insurance Company effecting the establishment of Separate Account A - filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993, and incorporated by reference.

          2.   Not applicable.

          3. (a) Form of Principal Underwriter and Servicing Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.

               (b) Form of Dealer Sales Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.

               (c) Form of Supplement to Dealer Sales Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.

          4. (a) Form of Combination Fixed and Variable Annuity Contract -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (b) Form of IRA Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (c) Form of Section 403(b) Annuity Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (d) Form of Automatic Portfolio Rebalancing Endorsement -- filed as a part of this Form N-4 Registration Statement
                    No. 33-71686 on April 27, 1995, and incorporated by reference.

               (e) Form of Systematic Withdrawal Option Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (f) Form of Systematic Transfer Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

          5. Form of Application to be used in connection with Contract -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

          6. (a) Charter of First Fortis Life Insurance Company -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

               (b) By-laws of First Fortis Life Insurance Company -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

          7.   None.

          8. Administrative Service Agreement -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

          9. Opinion and consent of David A. Peterson, Esq., Corporate Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

          10.  (a)  Consent of Ernst & Young LLP--filed herewith.

               (b) Power of Attorney for Messrs. Rutherfurd, Freedman and Madame Gharib -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

               (c) Power of Attorney for Messrs. Gardner, Nelson and Galston -- filed as a part of this Form N-4, Registration Statement
                    No. 33-71686 on November 15, 1993.

               (d) Power of Attorney for Messrs. Keller and Kopperud -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 27, 1995.

          11.  Not applicable.

          12.  Not applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.

Item 25.  DIRECTORS AND OFFICERS OF FIRST FORTIS

     The directors, executive officers, and other officers of First Fortis are listed below.

Name and Principal
 Business Address
------------------

Officer-Director                           Office With Depositor
----------------                           ---------------------

Zafar Rashid (3)                           President, Chief Executive Officer
                                           and Director

Allen R. Freedman (3)                      Chairman of Board

Terry J. Kryshak (2)                       Sr. Vice President and Chief
                                           Administrative Officer

Larry M. Cains (3)                         Treasurer


Other Directors                            Office With Depositor
---------------                            ---------------------

Susie Gharib
CNBC
424 W. 33rd Street
New York, NY  10001

Dale Edward Gardner
Gardner & Buhl
Bridge Street
Roxbury, NY  12474

Kenneth W. Nelson
Tech Products, Inc.
15 Beach Street
Staten Island, NY 10304

Clarence Elkus Galston
10 Longwood Drive, Apt. 330
Westwood, MA 02090

Robert B. Pollock
2323 Grand Boulevard
Kansas City, MO 44108

Dean C. Kopperud (1)


Other Officers
--------------

Jerome A. Atkinson (3)                     Secretary

Barbara R. Hege (3)                        Chief Financial Officer

Melissa J. Hall (3)                        Assistant Treasurer

Paula M. SeGuin (2)                        Assistant Secretary

Katherine L. Katsidhe (3)                  Assistant Secretary

-------------------------

(1)  Address:  Fortis Benefits Insurance Company, 500 Bielenberg Drive,
               Woodbury, MN 55125.

(2)  Address:  220 Salina Meadows Parkway, Suite 255, Syracuse, NY 13220.

(3)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.


Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
          REGISTRANT

Separate Account A of First Fortis Life Insurance Company is a separate account of First Fortis. This separate account, and Fortis Series Fund, Inc. may be deemed to be controlled by First Fortis, although First Fortis follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. This separate account is created under New York law and is the funding media for variable annuity contracts issued by First Fortis.

The chart indicating the persons controlled by or under common control with First Fortis was filed as Exhibit 26 to this Form N-4 Registration Statement No. 33-71686 on April 11, 1994. First Fortis has no subsidiaries.

Items 27. NUMBER OF CONTRACT OWNERS

     As of January 31, 1999 there were 216 Contract Owners.

Item 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Administrative Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated by this reference, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Separate Account A, First Fortis, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3
(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Contracts agree to indemnify First Fortis, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omisions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, First Fortis' By-Laws (see Article VII, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of First Fortis' officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Company, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful. No indemnification is further permitted to an individual if there has been an adjudication, and a judgement rendered adverse to the individual seeking indemnification, finding that the acts were committed in bad faith, as the result of active and deliberate dishonesty, or that there was personal gain, financial profit, or other advantage which he or she was not otherwise legally entitled.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of First Fortis or the Separate Account pursuant to the foregoing provisions, or otherwise, First Fortis and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by First Fortis of expenses incurred or paid by a director, officer or controlling person of First Fortis or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account A. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Separate Account A and Fortis Series Fund, Inc.):
          Variable Account C and D of Fortis Benefits Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., and Fortis Income Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:

Name and Principal                       Positions and Offices
 Business Address                          with Underwriter
------------------                       ---------------------

Roger W. Arnold *                        Sr. Vice President

Robert W. Beltz, Jr.*                    Vice President

Jeffrey R. Black *                       Business Development and Sales Desk
                                         Officer

Mark C. Cadalbert*                       Compliance Officer

Peter M. Delahanty *                     Vice President

Tamara L. Fagely*                        Vice President

Dawn Gores*                              Marketing Officer

Joanne M Herron*                         Assistant Treasurer

John E. Hite*                            Vice President & Secretary

Carol M. Houghtby*                       Vice President, Treasurer and Director

Dean C. Kopperud*                        President and Director

Christine D. Pawlenty *                  Custom Solutions Group Officer

Mary B. Petersen *                       2nd Vice President

Jennifer R. Relien*                      Assistant Secretary

-------------------------

*    Address: 500 Bielenberg Drive, Woodbury, MN 55125.

     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by First Fortis, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125 and 220 Salina Meadows Parkway, Suite 255, Syracuse, New York 13220.

Item 31.  MANAGEMENT SERVICES

First Fortis entered into an Administrative Services Agreement with Fortis Benefits Insurance

Company which is dated March 1, 1994 and which has been subsequently amended. Pursuant to that agreement, Fortis Benefits provides certain management and management support services, as generally described below, to First Fortis and Fortis Benefits is reimbursed by First Fortis for these services on the basis of Fortis Benefits' costs, apportioned on an equitable basis, for providing those services. The services which Fortis Benefits provides pursuant to that agreement relating to First Fortis' group life, health, and disability insurance business and its individual annuity business are generally as follows: (1) in-house legal services, (2) computer hardware and systems services for maintenance of corporate accounting and policyholder records, and (3) training services for new products. Fortis Benefits additionally provides actuarial services, including product development, pricing, valuation and compliance services. Prior to 1994, Fortis Benefits provided more extensive services to First Fortis relating to its group life, health, and disability insurance business.

Additionally, pursuant to an agreement with Fortis, Inc. and Fortis Advisers, Inc., Fortis, Inc. and Fortis Advisers, Inc. provide First Fortis with investment and general management services.

First Fortis paid the above-described affiliates the following sums for these services for its fiscal year ended December 31, 1996, December 31, 1997, and December 31, 1998, respectively: $1,648,000, $2,568,000 and $1,712,000.

Item 32.  UNDERTAKINGS

The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) to deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


First Fortis Life Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) -(4) thereof.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the Town of Salina, County of Onondaga, State of New York on this 19th day of April, 1999.


                              SEPARATE ACCOUNT A OF
                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Registrant)
                              By: FIRST FORTIS LIFE INSURANCE COMPANY


                              By:  /s/ Zafar Rashid
                                   ---------------------------------------------
                                   Zafar Rashid
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)


                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Depositor)


                              By:  /s/ Zafar Rashid
                                   ---------------------------------------------
                                   Zafar Rashid
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 1999.


Signature                                Title With First Fortis
---------                                -----------------------

 /s/ Zafar Rashid                        President, Chief Executive Officer and
-----------------------------------      Director (Principal Executive Officer)
 Zafar Rashid

 /s/ Terry J. Kryshak                    Sr. Vice President and Chief
-----------------------------------      Administrative Officer and Director
 Terry J. Kryshak

 /s/ Larry M. Cains                      Treasurer and Director
-----------------------------------      (Principal Financial Officer)
 Larry M. Cains

 /s/ Barbara R. Hege                     Chief Accounting Officer
-----------------------------------      (Principal Accounting Officer)
Barbara R. Hege

*
  ---------------------------------      Chairman of Board and Director
  Allen Royal Freedman

*
  ---------------------------------      Director
  Susie Gharib

*
  ---------------------------------      Director
  Dale Edward Gardner

*
  ---------------------------------      Director
  Kenneth Warwick Nelson

  /s/ Robert B. Pollock
-----------------------------------      Director
  Robert B. Pollock

  /s/ Dean C. Kopperud
-----------------------------------      Director
  Dean C. Kopperud

*
  ---------------------------------      Director
  Clarence Elkus Galston

*By  /s/ Terry J. Kryshak
   --------------------------------
     Terry J. Kryshak
     Attorney-in-fact

                                    EXHIBIT INDEX



10(a)     Consent of Accountants

13        Schedules of Computation